--------------------------------------------------------------------------------
                          PROSPECTUS/OCTOBER 15, 1998



                                     (LOGO)
                                 SMITH BREEDEN
                                 -------------
                                  MUTUAL FUNDS


     - Short Duration U.S. Government Fund
     - Intermediate Duration U.S. Government Fund
     - High Yield Bond Fund
     - U.S. Equity Market Plus Fund
     - Asian/Pacific Equity Market Fund
     - European Equity Market Fund
     - Financial Services Fund


  "We are pleased to announce the introduction of our three newest funds -- the Smith Breeden High Yield Bond Fund, the Smith Breeden Asian/Pacific Equity Market Fund, and the Smith Breeden European Equity Market Fund. These funds offer the opportunity to further diversify the investment risk of your portfolio within the family of Smith Breeden Mutual Funds."



/s/  Douglas T. Breeden     /s/ Michael J. Giarla
-----------------------     ----------------------
     Douglas T. Breeden         Michael J. Giarla
     Chairman                   President

                                                                          (LOGO)




                           NOT PART OF THE PROSPECTUS




Fund Spotlight:

Short Duration US Government Fund
Intermediate Duration US Government Fund


Fund Managers:                (photo)                  (photo)
                         Daniel C. Dektar           Timothy D. Rowe




Smith Breeden's goal is to design funds that target the risk profile of specific asset classes and not deviate from those risk targets. Our focus is on risk target stability, as well as delivering returns that exceed relevant benchmarks.

The Short Duration Fund is positioned to be a step up from money market funds. Our goal is to maintain a very low risk profile -- about the same as a 6-month Treasury Bill.

Our Intermediate Duration Fund also has a specific risk target: the Salomon Brothers Mortgage Index, whose risk should be similar to a 3-5 year maturity Treasury Note. Of course while Treasury Bills and Notes are U.S. Government insured and offer a fixed rate of return, the U.S. Government does not guarantee mutual fund performance. All bond funds experience some fluctuation in principal and yield.

Smith Breeden's expertise is in finding undervalued securities in the mortgage-backed securities market. We've been successful in creating total returns in the mortgage market that are above what you'd expect for the risks we have taken. We call these "excess returns."

Mortgage-backed securities can be prepaid by homeowners. That possibility generally results in higher yields but a different risk profile than, say, non-callable corporate bonds. Our expertise in protecting against mortgage prepayment risk is a key feature in each of these bond funds.

We are willing to spend part of the higher yield that mortgage securities provide to pay for the cost of hedging (protecting) our investments from homeowner prepayment risk. With both of the Short and Intermediate Duration Funds, our goal is to mimic the risk profile of our benchmarks but deliver higher total returns.

Fund Spotlight:

High Yield Bond Fund


Fund Managers:                (photo)                  (photo)
                        David A. Tiberii          Douglas T. Breeden



With the launch of the High Yield Bond Fund, Smith Breeden is applying the expertise that it has developed in the last two decades in analyzing mortgage-backed securities to the high yield bond market. Like mortgage-backed securities, high yield bonds include embedded options that affect their value. Some of the more valuable options that high yield issuers possess are: the option to pay interest in kind with bonds, the option to refinance at lower rates, the option to stop making principal or interest payments, and the option to place the company in the hands of creditors.

Smith Breeden's option valuation models provide indications of whether the prices of specific high yield bonds are appropriate given the interest rate and credit risks of these bonds. In addition to analyzing the bonds' embedded options, we also employ traditional credit analysis and fundamental research in making our investment decisions. Our goal is to select securities that give us an attractive level of compensation in the form of current income and potential capital appreciation given the level of risk.





                                                                       DFU 10/98
--------------------------------------------------------------------------------
Past performance is not indicative of future results. Share prices and returns will fluctuate and when redeemed, shares may be worth more or less than their original investment. There are special risks associated with investing in futures and option contracts which may or may not be suitable for all investors. Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility, and less regulation. The High Yield Bond Fund may invest up to 100% of its total assets in debt securities rated below investment grade, commonly referred to as "junk bonds". These lower rated securities are speculative and involve greater risks of loss of principal and non-payment of interest than higher rated bonds, and are generally not appropriate for short-term investment purposes.

(LOGO)




                           NOT PART OF THE PROSPECTUS

Fund Spotlight:

U.S. Equity Market Plus Fund

Fund Manager:            (photo)
                      John B. Sprow


I am often asked about the unique strategy used by the U.S. Equity Market Plus Fund. So I would like to discuss how the Fund works.

The U.S. Equity Market Plus Fund, like our bond funds, is designed to match the risk profile of a specific benchmark. In this case it's the S&P 500 stock index. But unlike a purely passive index fund, we use a strategy designed to outperform the S&P 500 Index without adding additional equity market risk.

The U.S. Equity Market Plus Fund can be viewed as comprising income and equity segments. The income segment invests in a combination of U.S. Government Agency mortgage securities, hedged to a low level of interest rate risk, a strategy similar to that of our Short Duration bond fund. The Equity segment invests in S&P 500 index futures contracts. (S&P 500 index futures contracts only require the posting of about 5% margin, so 95% of the cash in the Fund is available to invest in the income segment.) When the "excess" returns we generate in the income segment (using our expertise in the mortgage markets) exceed the funding cost of the S&P 500 futures contracts plus the operating expenses incurred by the Fund, the Fund is able to outperform the S&P 500 Index.

While S&P 500 futures contracts are designed to track the S&P 500 index, they are not stocks and their performance can differ from the actual index.

Smith Breeden was one of the first firms to implement this institutional strategy in a no-load mutual fund and we've been very pleased with the results.


Fund Spotlight:

Asian/Pacific Equity Market Fund
European Equity Market Fund

Fund Manager:            (photo)
                      William F. Quinn


Looking beyond short-term volatility, the case for investing in foreign equity markets has never been better for long-term investors. Growth in foreign equity markets is largely driven by the same factors driving markets in the United States -- consumer demand, increasingly open capital markets and technological change. These factors are especially robust in many overseas markets.

I am pleased to be the portfolio manager of Smith Breeden's two newest fund offerings that make available to the investor the opportunity to capture the growth of the foreign equity markets of Europe and of the Asia/Pacific region. With lower correlations to domestic equities, international stocks can provide diversification benefits that reduce the total risk of a portfolio. For this reason, some allocation to international stocks through investment in diversified international mutual funds is prudent.

Smith Breeden's International Funds are similar in structure to the U.S. Equity Market Plus Fund. Each has a fixed income component invested primarily in mortgage related securities. The equity component utilizes equity futures contracts traded on international exchanges.


                                                                       DFU 10/98
--------------------------------------------------------------------------------
Past performance is not indicative of future results. Share prices and returns will fluctuate and when redeemed, shares may be worth more or less than their original investment. There are special risks associated with investing in futures and option contracts which may or may not be suitable for all investors. Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility, and less regulation. The High Yield Bond Fund may invest up to 100% of its total assets in debt securities rated below investment grade, commonly referred to as "junk bonds". These lower rated securities are speculative and involve greater risks of loss of principal and non-payment of interest than higher rated bonds, and are generally not appropriate for short-term investment purposes.

                                                                          (LOGO)

                           NOT PART OF THE PROSPECTUS


                                Fund Spotlight:
                            Financial Services Fund


Fund Managers:      (photo)                (photo)             (photo)
               Douglas T. Breeden    Michael J. Giarla    Robert B. Perry


Smith Breeden Associates began life in 1982 as a business consultant to financial services firms. These past 16 years, the firm has had extensive consulting relationships with over 50 financial firms. Additionally, Smith Breeden's principals have made substantial investments in financial services firms. With such depth of specialized experience, managing a financial services mutual fund is a natural extension of our expertise.

Successful analysis of investments in the financial services sector depends on understanding the internal workings of the companies, the industry in which they operate, how that industry is regulated, and how it is impacted by economic events. Here we are uniquely qualified.

My work teaching graduate level courses in banking as well as serving as Editor for the Journal of Fixed Income helps enormously in keeping our investment research techniques at the leading edge of this rapidly changing industry. Assisting me in managing this portfolio will be Michael J. Giarla, President of Smith Breeden and Robert B. Perry, a Principal of Smith Breeden, both of whom have extensive experience in consulting for financial institutions. Our goal is to invest in firms where the values seem reasonable in relation to the growth prospects and risks of the firms. Banks, thrifts, financial and leasing companies, brokerage, investment banking and advisory firms, these are the primary types of firms we analyze.

Knowing that the fortunes of these firms can be related to changes in the market and in interest rates, we may also seek to protect investments in this area through the use of interest rate and equity futures and options, securities in which we have extensive experience. Although all investments involve a degree of risk, and we can't guarantee future results, we are confident that our skills and unique qualifications will provide investors with the potential to reap the rewards from the dynamic financial services sector.



                                                                       DFU 12/97

--------------------------------------------------------------------------------
Past performance is not indicative of future results. Share prices and returns will fluctuate and when redeemed, shares may be worth more or less than their original investment. There are special risks associated with investing in futures and option contracts which may or may not be suitable for all investors. Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility, and less regulation. The High Yield Bond Fund may invest up to 100% of its total assets in debt securities rated below investment grade, commonly referred to as "junk bonds". These lower rated securities are speculative and involve greater risks of loss of principal and non-payment of interest than higher rated bonds, and are generally not appropriate for short-term investment purposes.

(LOGO)

                           NOT PART OF THE PROSPECTUS




           Tips for Successful Investing


           1. Invest Regularly. Most mutual fund share prices fluctuate, and we do not believe that anyone can predict future share prices. By investing at regular intervals you don't have to worry about buying at the "right" time. With regular periodic investing you are more likely to buy shares at a variety of prices and achieve an average purchase price that is satisfactory. Smith Breeden has an automatic investment plan that makes regular investing easy.(1)


           2. Invest For The Long Term. You should expect daily fluctuations in the performance of most mutual funds. Short-term fluctuations may result in gains or losses. But mutual fund performance over longer (monthly, annual or multi-year) periods tend to be less volatile. By focusing on the long-term, you are less likely to sell your shares prematurely due to daily news events.


           3. Defer Taxes When Possible. If you can invest through an IRA (Individual Retirement Account) or other tax-deferred account, you will benefit from compounded returns on a portion of investment gains you might otherwise pay in federal or state income taxes. Such compounded returns can increase your overall investment success.


           Please call us at 800-221-3138 if you wish to set up a Smith Breeden IRA account or have other questions.


           (1) Dollar cost averaging does not guarantee a profit or loss against a declining market and an investor should consider his or her ability to continue investing through periods of low price levels.





                                                                        DFU 7/97

                                                                          (LOGO)
                               OCTOBER 15, 1998
                          SMITH BREEDEN MUTUAL FUNDS
                                   PROSPECTUS


This prospectus describes seven no-load mutual funds (the "Funds") offering you a broad choice of investments to help fulfill your asset allocation needs. Each Fund is a diversified series of a management investment company -- either the Smith Breeden Series Fund or the Smith Breeden Trust. The investment adviser for the Funds is Smith Breeden Associates, Inc. (the "Adviser").


               Smith Breeden Short Duration U.S. Government Fund
           Smith Breeden Intermediate Duration U.S. Government Fund
                      Smith Breeden High Yield Bond Fund
                  Smith Breeden U.S. Equity Market Plus Fund
                Smith Breeden Asian/Pacific Equity Market Fund
                   Smith Breeden European Equity Market Fund
                     Smith Breeden Financial Services Fund


An investment in any of the Funds is neither insured nor guaranteed by the U.S. Government. There can be no assurance that any of the Funds will meet its investment objective. This Prospectus sets forth concisely the information about the Funds that you should know before investing. Please read this Prospectus carefully and keep it for future reference. Statements of Additional Information dated October 15, 1998 have been filed with the Securities and Exchange Commission with respect to each of the Smith Breeden Series Fund and Smith Breeden Trust and are legally part of this Prospectus. The Statements of Additional Information can be obtained without charge by writing to the Funds at 100 Europa Drive, Chapel Hill, North Carolina 27514 or by calling 1-800-221-3138 or by visiting either the Funds' website (www.smithbreeden.com) or the Securities and Exchange Commission's (the "SEC") website (www.sec.gov).


The High Yield Bond Fund may invest up to 100% of its total assets in debt securities rated below investment grade, commonly referred to as "junk bonds." These lower rated securities are speculative and involve greater risks of loss of principal and non-payment of interest than higher rated bonds, and are generally not appropriate for short-term investment purposes. Please read the risk information contained in this prospectus carefully.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(LOGO)

                           SMITH BREEDEN BOND FUNDS


Smith Breeden Short Duration U.S. Government Fund (the "Short Fund", a series of the Smith Breeden Series Fund) seeks a high level of current income consistent with low volatility of net asset value. The Short Fund seeks to match the duration, or interest-rate risk, of a portfolio that invests exclusively in six month U.S. Treasury securities on a constant maturity basis. The dollar weighted average maturity of the Fund's securities may at times significantly exceed six months.


Smith Breeden Intermediate Duration U.S. Government Fund (the "Intermediate Fund", a series of the Smith Breeden Series Fund) seeks a total return in excess of the total return of the major market indices for mortgage-backed securities. The major market indices for mortgage-backed securities currently include, but are not limited to, the Salomon Brothers Mortgage Index and the Lehman Brothers Mortgage Index. These indices include all outstanding government sponsored fixed-rate mortgage-backed securities, weighted in proportion to their current market capitalization. The duration, or interest-rate risk, of these indices is similar to that of intermediate-term U.S. Treasury Notes, and typically will range between three and five years. The dollar weighted average maturity of the Fund's securities may at times significantly exceed three to five years.


Smith Breeden High Yield Bond Fund (the "High Yield Bond Fund", a series of the Smith Breeden Trust) seeks high current income and capital appreciation. Under normal conditions, the Fund invests at least 65% of its total assets in lower rated debt securities and convertible securities rated below investment grade by major rating agencies, commonly referred to as "junk bonds". There is no limit on either portfolio maturity or the acceptable rating of securities. The Fund may invest up to 35% of its net assets in U.S. and foreign equity securities. The Fund may also use options, futures and forward contracts and interest rate and currency swaps as investment or hedging instruments.

                                                                          (LOGO)


                          SMITH BREEDEN EQUITY FUNDS


Smith Breeden U.S. Equity Market Plus Fund (the "U.S. Equity Market Plus Fund", a series of the Smith Breeden Trust) seeks to provide a total return exceeding the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index") without additional equity market risk. The S&P 500 Index is an unmanaged index composed of 500 common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's, which is not a sponsor of or in any other way affiliated with the Fund, chooses the 500 stocks included in the S&P 500 Index on the basis of market value and industry diversification. The Fund does not invest principally in the common stocks that make up the S&P 500 Index (the "Index") or any other index. Instead, the Fund uses S&P 500 futures and swaps in an effort to maintain an equity market exposure similar to that which would be achieved if all of the Fund's assets were invested in the stocks comprising the Index. Since the use of futures and swaps can be implemented with the commitment of only a small percentage of the Fund's cash, it can use the remainder to purchase fixed-income securities and related hedging instruments. Whether the Fund's total return equals or exceeds the performance of the S&P 500 Index depends largely on whether the total return on the Fund's fixed-income investments equals or exceeds the Fund's total operating expenses, as well as other factors.


Smith Breeden Asian/Pacific Equity Market Fund (the "Asian/Pacific Equity Market Fund", a series of the Smith Breeden Trust) seeks capital appreciation through investments in financial instruments related to the major equity markets of Asia and the Pacific region. The fund does not invest principally in the common stocks of the Asian and Pacific markets. Instead the Fund uses futures, options, swaps, and forwards on the equity and currency markets of Asia and the Pacific region to maintain its equity exposure. Since the use of futures and swaps can be implemented with the commitment of only a small percentage of the Fund's cash, it can use the remainder to purchase fixed-income securities and related hedging instruments. Whether the Fund's total return equals or exceeds the performance of the equity markets of Asia and the Pacific region depends largely on whether the total return on the Fund's fixed-income investments equals or exceeds the Fund's total operating expenses, as well as other factors.


Smith Breeden European Equity Market Fund (the "European Equity Market Fund", a series of the Smith Breeden Trust) seeks capital appreciation through investments in financial instruments related to the major equity markets of Europe. The fund does not invest principally in the common stocks of the European markets. Instead the Fund uses futures, options, swaps, and forwards on the equity and currency markets of Europe to maintain its equity exposure. Since the use of futures and swaps can be implemented with the commitment of only a small percentage of the Fund's cash, it can use the remainder to purchase fixed-income securities and related hedging instruments. Whether the Fund's total return equals or exceeds the performance of the equity markets of Europe depends largely on whether the total return on the Fund's fixed-income investments equals or exceeds the Fund's total operating expenses, as well as other factors.


Smith Breeden Financial Services Fund (the "Financial Services Fund", a series of the Smith Breeden Trust) seeks capital appreciation. To pursue this goal, the Fund invests in U.S. and foreign financial services companies. These include banks, thrift, finance and leasing companies, brokerage, investment banking and advisory firms, real estate related firms and insurance companies.

(LOGO)

                               TABLE OF CONTENTS

Expense Table...............................................................5
Financial Highlights -- Short Fund..........................................7
Financial Highlights -- Intermediate Fund...................................8
Financial Highlights -- U.S. Equity Market Plus Fund........................9
Financial Highlights -- Financial Services Fund............................10
Smith Breeden Mutual Funds.................................................11
Investment Objectives, Policies and Risk Considerations....................11
Other Investment Practices and Risk Considerations.........................18
Management of the Funds....................................................22
Pricing of Fund Shares.....................................................26
How to Purchase Shares.....................................................27
How to Exchange Shares.....................................................29
How to Redeem Shares.......................................................30
Dividends and Distributions................................................32
Shareholder Reports and Information........................................33
Retirement Plans...........................................................33
Service and Distribution Plans.............................................34
Taxes......................................................................34
Capital Structure..........................................................35
Transfer and Dividend Disbursing Agent, Custodian and
 Independent Accountants...................................................35
Fund Performance...........................................................35
Appendix...................................................................37


No person has been authorized to give any information or to make any representations not contained in this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds. The Prospectus does not constitute an offering by the Funds in any jurisdiction in which such offering may not be lawfully made.

                                                                          (LOGO)

                                 EXPENSE TABLE


The following table is designed to assist you in understanding the expenses you will bear as a shareholder of a Fund. Shareholder Transaction Expenses are charges paid when shares of a Fund are bought or sold. Annual Fund Operating Expenses are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. The annual fund operating expenses shown below reflect expense limitations agreed to by the Adviser, and are based on each Fund's expenses for the past fiscal year, if applicable, or, in the case of new Funds, on good faith estimates provided by the Adviser.



                                                       High       U.S. Equity   Asian/Pacific   European
                                             Inter-    Yield      Market        Equity          Equity    Financial
                                  Short      mediate   Bond       Plus          Market          Market    Services
                                  Fund       Fund      Fund       Fund          Fund            Fund      Fund
Shareholder Transaction
 Expenses(1)
Maximum Sales Load Imposed on
 Purchases                        None       None      None       None          None            None      None
Maximum Sales Load Imposed on
 Reinvested Dividends             None       None      None       None          None            None      None
Deferred Sales Load Imposed on
 Redemptions                      None       None      None       None          None            None      None
Redemption Fees(2)                None       None      None       None          None            None      None
Exchange Fees                     None       None      None       None          None            None      None
Annual Fund Operating Expenses
 (as a percentage of average net
 assets)
Management Fees(3)                0.70%      0.70%     0.70%      0.70%         0.70%           0.70%       1.50%
Other Expenses
 (net of reimbursement)(4)        0.08%      0.18%     0.28%      0.18%         0.28%           0.28%      (0.02%)
Total Fund Operating Expenses
 (net of reimbursement(4)        0.78%      0.88%     0.98%      0.88%         0.98%           0.98%       1.48%

-------------------------
(1) For accounts of less than $2,000, each Fund assesses an annual account maintenance fee of $16. This fee is in addition to the expenses set forth above.

(2) A transaction charge of $9 may be imposed on redemptions by wire transfer, and an account closing fee of $8 may be imposed. Neither of these fees are included in the above expenses.

(3) Pursuant to a distribution and services plan in respect of each Fund, the Adviser may pay annual distribution and servicing fees of up to 0.25% of each of the Fund's net assets out of its management fee. See "Service and Distribution Plans."

(4) The Other Expenses and Total Fund Operating Expenses in the table reflect voluntary undertakings by the Adviser to bear expenses of each of the Funds and/or waive its fees to the extent necessary to limit Total Fund Operating Expenses to 0.78% for the Short Fund, to 0.88% for each of the Intermediate Fund and U.S. Equity Market Plus Fund, to 1.48% for the Financial Services Fund, and to 0.98% for each of the High Yield Bond Fund, Asian/Pacific Equity Market Fund, and European Equity Market Fund through August 1, 1999. Absent the expense limitations, Other Expenses and Total Fund Operating Expenses for the past fiscal year would have been 0.30% and 1.00% for the Short Fund, 0.43% and 1.13% for the Intermediate Fund, 0.53% and 1.23% for the U.S. Equity Market Plus Fund, and are estimated to be about 1.70% and 3.20% for the Financial Services Fund, and about 2.28% and 2.98% for each of the High Yield Bond Fund, Asian/Pacific Equity Market Fund, and European Equity Market Fund.

(LOGO)


The following examples illustrate the expenses that apply to a $1,000 investment in each Fund over various time periods assuming: (1) a 5% annual rate of return, and (2) no redemption at the end of each time period. Except as noted in the table above, the Funds charge no redemption fees. The $16 annual maintenance fee payable on accounts with current balances of less than $2,000 is not included in these examples.


                              Short Duration Fund



 1 Year     3 Years     5 Years     10 Years
--------   ---------   ---------   ---------
 $   8        $26         $45         $99

          Intermediate Duration Fund and U.S. Equity Market Plus Fund



 1 Year     3 Years     5 Years     10 Years
--------   ---------   ---------   ---------
 $   9        $29         $50         $111

High Yield Bond Fund, Asian/Pacific Equity Market Fund, and European Equity
                                  Market Fund



 1 Year     3 Years     5 Years     10 Years
--------   ---------   ---------   ---------
 $  10        $32         $56         $123

                            Financial Services Fund



 1 Year     3 Years     5 Years     10 Years
--------   ---------   ---------   ---------
 $  16        $48         $83         $182

These examples are based on the annual operating expenses shown above and should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown. The annual rate of return may be more or less than 5%.


The Funds may be recommended to investors by registered investment advisers. Such advisers customarily impose fees that would be in addition to any fees and expenses presented in the above table. Certain broker-dealers may also charge a fee for purchase or redemption of shares through their network. Neither the Funds nor the Adviser exercise any control over such advisory or broker-dealer fees and may not be informed of the level of such fees.

(LOGO)

                              SHORT DURATION FUND
                             FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


The following selected per share data and ratios cover the fiscal periods from March 31, 1992, the date the Fund commenced operations, through March 31, 1998, and are part of the Short Fund's financial statements which have been audited by Deloitte & Touche LLP, independent auditors. This data should be read in conjunction with the Short Fund's most recent annual audited financial statements and the report of Deloitte & Touche LLP thereon, which appear in the Statement of Additional Information for the Smith Breeden Series Fund.



                                                  Year Ended      Year Ended
                                                  March 31,        March 31,
                                                     1998            1997
                                               --------------- ----------------
Net Asset Value, Beginning of Period .........  $     9.83      $      9.74
                                                -----------     ------------
Income From Investment Operations
---------------------------------
Net investment income ........................        0.484            0.476
Net realized and unrealized gain (loss) on
 investments .................................        0.114            0.146
                                                -----------     ------------
Total from investment operations .............        0.598            0.622
                                                -----------     ------------
Less Distributions
------------------
Dividends from net investment income .........       (0.508)          (0.476)
Dividends in excess of net investment
 income ......................................         --             (0.056)
                                                -----------     ------------
Total Distributions ..........................       (0.508)          (0.532)
                                                -----------     ------------
Net Asset Value, End of Period ...............  $     9.92      $      9.83
                                                ===========     ============
Total Return .................................         6.24%            6.57%
Ratios/Supplemental Data
------------------------
Net assets, end of period ....................  $78,427,855     $118,988,609
Ratio of expenses to average net assets
 Before expense limitation ...................         1.00%            0.93%
 After expense limitation.....................         0.78%            0.78%
Ratio of net income to average net assets
 Before expense limitation ...................         5.06%            4.90%
 After expense limitation.....................         5.28%            5.04%
Portfolio turnover rate ......................          626%             556%



                                                  Year Ended       Year Ended       Year Ended      Period Ended
                                                   March 31,        March 31,        March 31,       March 31,
                                                     1996             1995             1994             1993
                                               ---------------- ---------------- ---------------- ---------------
Net Asset Value, Beginning of Period .........  $      9.90      $      9.90      $     10.00      $    10.00
                                                ------------     ------------     ------------     -----------
Income From Investment Operations
---------------------------------
Net investment income ........................         0.621            0.628            0.432           0.552
Net realized and unrealized gain (loss) on
 investments .................................        (0.148)            --            ( 0.070)          0.002
                                                ------------     ------------     ------------     -----------
Total from investment operations .............         0.473            0.628            0.362           0.554
                                                ------------     ------------     ------------     -----------
Less Distributions
------------------
Dividends from net investment income .........        (0.621)          (0.628)         ( 0.462)        ( 0.554)
Dividends in excess of net investment
 income ......................................        (0.012)            --               --              --
                                                ------------     ------------     ------------     -----------
Total Distributions ..........................        (0.633)          (0.628)         ( 0.462)        ( 0.554)
                                                ------------     ------------     ------------     -----------
Net Asset Value, End of Period ...............  $      9.74      $      9.90      $      9.90      $    10.00
                                                ============     ============     ============     ===========
Total Return .................................          4.95%            6.58%            3.67%           5.67%
Ratios/Supplemental Data
------------------------
Net assets, end of period ....................  $221,825,136     $218,431,665     $218,167,491     $48,531,206
Ratio of expenses to average net assets
 Before expense limitation ...................          0.93%            0.92%            1.00%           2.58%
 After expense limitation.....................          0.78%            0.78%            0.78%           0.78%
Ratio of net income to average net assets
 Before expense limitation ...................          6.13%            6.18%            3.95%           2.73%
 After expense limitation.....................          6.29%            6.33%            4.17%           4.53%
Portfolio turnover rate ......................           225%              47%             112%              3%

Additional performance information is presented in the Short Fund's Annual Report, which is available without charge upon request.

(LOGO)

                          INTERMEDIATE DURATION FUND
                             FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


The following selected per share data and ratios cover the fiscal periods from March 31, 1992, the date the Fund commenced operations, through March 31, 1998, and are part of the Intermediate Fund's financial statements which have been audited by Deloitte & Touche LLP, independent auditors. This data should be read in conjunction with the Intermediate Fund's most recent annual audited financial statements and the report of Deloitte & Touche LLP thereon, which appear in the Statement of Additional Information for the Smith Breeden Series Fund.



                                                     Year Ended      Year Ended
                                                     March 31,       March 31,
                                                        1998            1997
                                                  --------------- ---------------
Net Asset Value, Beginning of Period ............  $     9.73      $    10.01
                                                   -----------     -----------
Income From Investment Operations
---------------------------------
Net investment income ...........................        0.590           0.599
Net realized and unrealized gain (loss) on
 investments ....................................        0.419         ( 0.024)
                                                   -----------     -----------
Total from investment operations ................        1.009           0.575
                                                   -----------     -----------
Less Distributions
------------------
Dividends from net investment income ............      ( 0.561)        ( 0.604)
Dividends in excess of net investment
 income .........................................           --              --
Distributions from net realized gains on
 investments ....................................      ( 0.178)        ( 0.251)
Distributions in excess of net realized gains
 on investments .................................          --              --
                                                   -----------     -----------
Total Distributions .............................      ( 0.739)        ( 0.855)
                                                   -----------     -----------
Net Asset Value, End of Period ..................  $    10.00      $     9.73
                                                   ===========     ===========
Total Return ....................................        10.65%           5.92%
Ratios/Supplemental Data
------------------------
Net assets, end of period .......................  $38,641,879     $37,735,525
Ratio of expenses to average net assets
 Before expense limitation ......................         1.13%           1.16%
 After expense limitation........................         0.88%           0.88%
Ratio of net income to average net assets
 Before expense limitation ......................         5.36%           5.92%
 After expense limitation........................         5.61%           6.19%
Portfolio turnover rate .........................          583%            409%



                                                     Year Ended      Year Ended     Year Ended     Period Ended
                                                     March 31,       March 31,       March 31,      March 31,
                                                        1996            1995           1994            1993
                                                  --------------- --------------- -------------- ---------------
Net Asset Value, Beginning of Period ............  $     9.83      $    10.01      $   10.62       $    10.00
                                                   -----------     -----------     ----------      ----------
Income From Investment Operations
---------------------------------
Net investment income ...........................        0.660           0.664          1.050           0.826
Net realized and unrealized gain (loss) on
 investments ....................................        0.277         ( 0.049)       ( 0.601)          0.621
                                                   -----------     -----------     ----------      ----------
Total from investment operations ................        0.937           0.615          0.449           1.447
                                                   -----------     -----------     ----------      ----------
Less Distributions
------------------
Dividends from net investment income ............      ( 0.656)        ( 0.664)       ( 1.044)       ( 0.826)
Dividends in excess of net investment
 income .........................................           --         ( 0.108)            --             --
Distributions from net realized gains on
 investments ....................................      ( 0.101)             --        ( 0.015)            --
Distributions in excess of net realized gains
 on investments .................................          --          ( 0.022)           --             --
                                                   -----------     -----------     ----------      ----------
Total Distributions .............................      ( 0.757)        ( 0.794)       ( 1.059)       ( 0.826)
                                                   -----------     -----------     ----------      ----------
Net Asset Value, End of Period ..................  $    10.01      $     9.83      $   10.01       $    10.62
                                                   ===========     ===========     ==========      ==========
Total Return ....................................         9.69%           6.10%          4.11%         14.93%
Ratios/Supplemental Data
------------------------
Net assets, end of period .......................  $36,446,940     $34,797,496     $6,779,666      $2,923,913
Ratio of expenses to average net assets
 Before expense limitation ......................         1.14%           2.33%          2.34%         17.52%
 After expense limitation........................         0.90%           0.90%          0.90%          0.82%
Ratio of net income to average net assets
 Before expense limitation ......................         6.26%           4.77%          6.30%        ( 8.52%)
 After expense limitation........................         6.49%           6.20%          7.74%          8.18%
Portfolio turnover rate .........................          193%            557%            84%            42%

Additional performance information is presented in the Intermediate Fund's Annual Report, which is available without charge upon request.

(LOGO)

                         U.S. EQUITY MARKET PLUS FUND
                             FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


The following selected per share data and ratios cover the fiscal periods from June 30, 1992, the date the Fund commenced operations, through March 31, 1998, and are part of the Fund's financial statements, which have been audited by Deloitte & Touche LLP, independent auditors. This data should be read in conjunction with the Fund's most recent annual audited financial statements and the report of Deloitte & Touche LLP thereon, which appear in the Statement of Additional Information for the Smith Breeden Trust.



                                                     Year Ended       Year Ended
                                                      March 31,       March 31,
                                                        1998             1997
                                                  ---------------- ---------------
Net Asset Value, Beginning of Period ............  $     12.56      $    12.27
                                                   ------------     -----------
Income From Investment Operations
---------------------------------
Net investment income ...........................         0.591           0.592
Net realized and unrealized gain (loss) on
 investments ....................................         4.940           1.813
                                                   ------------     -----------
Total from investment operations ................         5.531           2.405
                                                   ------------     -----------
Less Distributions
------------------
Dividends from net investment income ............       ( 0.586)        ( 0.590)
Dividends in excess of net investment
 income .........................................            --              --
Distributions from net realized gains on
 investments ....................................       ( 0.645)        ( 1.525)
Distributions in excess of net realized gains
 on investments .................................           --              --
                                                   ------------     -----------
Total Distributions .............................       ( 1.231)        ( 2.115)
                                                   ------------     -----------
Net Asset Value, End of Period ..................  $     16.86      $    12.56
                                                   ============     ===========
Total Return ....................................         45.71%          21.41%
Ratios/Supplemental Data
------------------------
Net assets, end of period .......................  $136,667,439     $13,507,377
Ratio of expenses to average net assets
 Before expense limitation ......................          1.23%           2.60%
 After expense limitation .......................          0.88%           0.88%
Ratio of net income to average net assets
 Before expense limitation ......................          4.44%           3.58%
 After expense limitation .......................          4.79%           5.30%
Portfolio turnover rate .........................           424%            182%



                                                    Year Ended     Year Ended     Year Ended     Period Ended
                                                     March 31,      March 31,      March 31,      March 31,
                                                       1996           1995           1994            1993
                                                  -------------- -------------- -------------- ---------------
Net Asset Value, Beginning of Period ............  $   10.84      $    9.88      $   10.85     $ 10.00
                                                   ----------     ----------     ----------    ---------
Income From Investment Operations
---------------------------------
Net investment income ...........................       0.615          0.568          0.476      0.355
Net realized and unrealized gain (loss) on
 investments ....................................       2.768          1.081        ( 0.216)     1.281
                                                   ----------     ----------     ----------    ---------
Total from investment operations ................       3.383          1.649          0.260      1.636
                                                   ----------     ----------     ----------    ---------
Less Distributions
------------------
Dividends from net investment income ............     ( 0.583)       ( 0.568)       ( 0.472)   ( 0.311)
Dividends in excess of net investment
 income .........................................          --        ( 0.001)            --        --
Distributions from net realized gains on
 investments ....................................     ( 1.370)       ( 0.047)       ( 0.701)   ( 0.420)
Distributions in excess of net realized gains
 on investments .................................         --         ( 0.073)       ( 0.057)   ( 0.055)
                                                   ----------     ----------     ----------    ---------
Total Distributions .............................     ( 1.953)       ( 0.689)       ( 1.230)   ( 0.786)
                                                   ----------     ----------     ----------    ---------
Net Asset Value, End of Period ..................  $   12.27      $   10.84      $    9.88     $ 10.85
                                                   ==========     ==========     ==========    =========
Total Return ....................................       32.30%         17.18%          2.19%    16.52  %
Ratios/Supplemental Data
------------------------
Net assets, end of period .......................  $4,766,534     $2,107,346     $1,760,519    $903,846
Ratio of expenses to average net assets
 Before expense limitation ......................        4.58%          7.75%          7.08%    28.48%*
 After expense limitation .......................        0.90%          0.90%          0.90%     0.57%*
Ratio of net income to average net assets
 Before expense limitation ......................        1.85%          0.59%          1.84%   (22.63  %)*
 After expense limitation .......................        5.53%          7.44%          8.02%     5.28%*
Portfolio turnover rate .........................         107%           120%           119%     271%

* Annualized


Additional performance information is presented in the Fund's Annual Report, which is available without charge upon request.

(LOGO)

                            FINANCIAL SERVICES FUND

                             FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


The following selected per share data and ratios cover the period from December 22, 1997, the date the Fund commenced operations, through March 31, 1998, and are part of the Fund's financial statements, which have been audited by Deloitte & Touche LLP, independent auditors. This data should be read in conjunction with the Fund's most recent audited financial statements and the report of Deloitte & Touche LLP thereon, which appear in the Statement of Additional Information for the Smith Breeden Trust.



                                                                           Period Ended
                                                                          March 31, 1998
                                                                         ---------------
Net Asset Value, Beginning of Period .................................     $  9.00
Income From Investment Operations
---------------------------------
Net investment income ................................................        0.017
Net realized and unrealized gain (loss) on investments ...............        1.043
                                                                           ---------
Total from investment operations .....................................        1.060
                                                                           ---------
Less Distributions
------------------
Dividends from net investment income .................................            --
Dividends in excess of net investment income .........................            --
Distributions from net realized gains on investments .................            --
Distributions in excess of net realized gains on investments .........            --
                                                                           ---------
Total Distributions ..................................................            --
                                                                           ---------
Net Asset Value, End of Period .......................................     $ 10.06
                                                                           =========
Total Return .........................................................       11.78%
Ratios/Supplemental Data
------------------------
Net assets, end of period ............................................     $7,316,716
Ratio of expenses to average net assets
 Before expense limitation ...........................................          3.20%*
 After expense limitation ............................................          1.48%*
Ratio of net income to average net assets
 Before expense limitation ...........................................         -0.92%*
 After expense limitation ............................................          0.79%*
Portfolio turnover rate ..............................................            85%
Average commission paid per share ....................................     $    0.09

* Annualized


Additional performance information is presented in the Fund's Annual Report, which is available without charge upon request.

                                                                          (LOGO)

                          SMITH BREEDEN MUTUAL FUNDS


The Short and Intermediate Funds are series of the Smith Breeden Series Fund (the "Series Fund"), an open-end diversified management investment company. The High Yield Bond, U.S. Equity Market Plus, Asian/ Pacific Equity Market, European Equity Market, and Financial Services Funds are series of the Smith Breeden Trust (the "Trust"), an open-end diversified management investment company.


Smith Breeden Associates, Inc. ("Smith Breeden" or the "Adviser") acts as investment adviser to the Funds. Smith Breeden is a money management and consulting firm founded in 1982 whose clients include pension funds, financial institutions, corporations, government entities and charitable foundations.


           INVESTMENT OBJECTIVES, POLICIES, AND RISK CONSIDERATIONS


Each of the Funds has a different investment objective and different investment policies, and is designed to meet different investment needs.


The investment objectives and certain investment policies of the Short and Intermediate Funds are fundamental and may not be changed without a vote of shareholders of the relevant Fund. The investment objectives of the High Yield Bond, U.S. Equity Market Plus, Asian/Pacific Equity Market, European Equity Market, and Financial Services Funds are not fundamental.


Since shares of each Fund represent an investment in securities with fluctuating market prices, the net asset value per share of each Fund will vary as the aggregate value of a Fund's investments increases or decreases. Due to the risks inherent in all investments, there can be no assurance that the objectives of the Funds will be met. The descriptions that follow are designed to help you choose the Fund or combination of Funds that best fits your investment objectives.


Short and Intermediate Funds


The Short Fund's investment objective is to provide investors with a high level of current income, consistent with a low volatility of net asset value. Under normal circumstances the Short Fund will seek to achieve an interest-rate risk or option-adjusted duration (See "Other Investment Practices and Risk Considerations -- Adjusting Investment and Interest Rate Risk Exposure") similar to that of a six-month U.S. Treasury security on a constant maturity basis. However, the Short Fund expects that, under normal circumstances, the dollar-weighted average life (or period until the next reset date) of its portfolio securities will be longer than six months, sometimes significantly longer. There is no assurance that the Short Fund will be able to maintain a low volatility of net asset value.


The Adviser believes that by investing in mortgage securities from a variety of market sectors on a selective basis and adjusting the overall option-adjusted duration of the portfolio to approximate that of a six-month U.S. Treasury security, the Short Fund will achieve a more consistent and less volatile net asset value than is characteristic of mutual funds that invest primarily in mortgage securities paying a fixed rate of interest or those that invest exclusively in adjustable-rate mortgage securities. The securities in which the Short Fund may invest may not yield as high a level of income as other securities in which other funds may invest. However, such higher yielding securities may be more volatile and may be issued by less creditworthy entities.


The Intermediate Fund's investment objective is to provide investors with a total return in excess of the total return of the major market indices for mortgage-backed securities. The major market indices for mortgage-backed securities currently include, but are not limited to, the Salomon Brothers Mortgage Index and the Lehman Brothers Mortgage Index. These indices include all outstanding government sponsored fixed-rate mortgage-backed securities, weighted in proportion to their current market capitalization. Total return is the change in value of the investment, assuming reinvestment of all distributions. Under normal circumstances, the Intermediate Fund will seek to achieve an interest-rate risk or option-adjusted duration (see "Other Investment, Practices and Risk Considerations") similar to that of a portfolio that invests exclusively in mortgage-backed securities, as weighted in the major market indices. The duration, or interest-rate risk, of these indices is believed by the Adviser to be similar to that of intermediate-term U.S. Treasury Notes, and

(LOGO)


typically will range between three and five years. (However, the Intermediate Fund expects that, under normal circumstances, the dollar-weighted average life (or period until the next reset date) of its portfolio securities will be more than five years, sometimes significantly longer.) When market interest rates decline, the value of a portfolio invested in intermediate-term fixed-rate obligations can be expected to rise. Conversely, when market interest rates rise, the value of a portfolio invested in intermediate-term fixed-rate obligations can be expected to fall. There is no assurance that the Intermediate Fund will be able to maintain a total return in excess of the total return of major market indices for mortgage-backed securities, or that it will match the interest rate risk of a portfolio investing exclusively in these securities.


The Short and Intermediate Funds will seek their investment objective by investing, under normal circumstances, at least 70% of their total assets in U.S. Government Securities. It is anticipated that the Funds will invest primarily in mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. The Funds will also invest in fixed-rate and adjustable-rate mortgage-backed securities issued by non-governmental issuers. Each Fund may hold a portion of its assets in money market instruments and in time and savings deposits (including fixed-rate or adjustable certificates of deposit) in commercial banks or institutions whose accounts are insured by the Federal Deposit Insurance Corporation.


As a matter of fundamental policy, the Short and Intermediate Funds will limit purchases to securities from the following classes of assets:


1. Securities issued directly or guaranteed by the U.S. Government or its agencies or instrumentalities;


2. Mortgage-Backed Securities rated AAA by Standard & Poor's Corporation (S&P) or Aaa by Moody's Investors Service, Inc. (Moody's) or unrated but deemed of equivalent quality by the Adviser;


3.   Securities fully collateralized by assets in either of the above classes;


4. Assets which would qualify as liquidity items under federal regulations if held by a commercial bank or savings institution; and


5. Hedge instruments, which may only be used for risk management purposes. Any securities described in the "Hedging" section and any stripped Mortgage-Backed Securities may only be used for risk management purposes.


The Federal regulations referred to in Item 4 may change from time to time.


High Yield Bond Fund


The High Yield Bond Fund seeks high current income and capital appreciation. The Fund invests primarily in lower rated debt securities commonly referred to as "junk bonds." The Fund may also invest in unrated securities. There is no limit on the acceptable rating of securities bought by the Fund. See the Appendix for an explanation of credit ratings.


At least 65% of the Fund's total assets will be invested in these high yield debt securities rated below investment grade by national rating agencies such as S&P and Moody's (or unrated securities of comparable credit quality and similarly rated (or unrated) convertible securities). Investment in such securities is considered speculative. Investors should expect greater fluctuations in share price, yield and total return than compared with less aggressive bond funds and the Smith Breeden Short and Intermediate Funds.


The value of the High Yield Bond Fund's fixed-income investments will fluctuate with changes in interest rates. When interest rates go up, the prices of debt securities generally fall, and conversely when interest rates fall, the value of debt securities increases. This interest rate risk will generally not be hedged in the High Yield Bond Fund, and the Fund's duration will not be managed to any specific target. In addition to interest rate risk, the Fund's investments are subject to other risks. Lower rated securities, while usually offering higher yields, generally have more risk and volatility because of reduced creditworthiness and greater chance of default. Issuers of high yield bonds are typically in weak financial health and their ability to pay interest and principal is uncertain. High yield bond markets may react strongly to adverse news about

                                                                          (LOGO)

an issuer or the economy, or the perception or expectation of adverse news. High yield bonds also present certain risks based on payment expectations. For example high yield bonds may contain redemption and call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. The manager may use options to mitigate the prepayment risk but such a strategy may not be successful. See "Other Investment Practices and Risk Considerations" for a more detailed discussion of the risks associated with the use of options.


The market for high yield bonds may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information is available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt securities and the High Yield Bond Fund's ability to dispose of these securities.


To the extent the Fund invests in foreign securities, performance will also depend on changes in foreign currency values, differing political and regulatory environments and overall economic factors in the foreign country where the Fund invests. The Fund may also invest 35% of its total assets in equity securities, namely common or preferred stock and warrants, of U.S. and foreign companies. To the extent the Fund invests in stocks, the value of these equity investments will fluctuate day to day with movements in the stock market, as well as in response to the activities of individual companies.


The Fund may also use options, future contracts, options on futures contracts and swaps to increase or decrease its exposure to changing security prices, interest or currency exchange rates, or other factors that affect security values. The risks associated with such financial instruments are explained more fully in the section of this prospectus entitled "Other Investment Practices and Risk Considerations."


The success of a strategy of investment in high-yielding bonds depends on the Adviser's skills, including credit analysis. In selecting securities, Smith Breeden will consider industries or individual companies that have stable or improving fundamental characteristics. In selecting securities, the manager will evaluate the issuer's credit and market risk in relationship to the securities' expected rate of return.


U.S. Equity Market Plus Fund, Asian/Pacific Equity Market Fund, European Equity Market Fund


The U.S. Equity Market Plus Fund seeks to provide a total return exceeding the S&P 500 Index without additional equity market risk. The Asian/Pacific Equity Market Fund seeks capital appreciation through investments in financial instruments related to the major equity markets of Asia and the Pacific region. The European Equity Market Fund seeks capital appreciation through investments in securities related to the major equity markets of Europe. None of the funds invest principally in the common stocks of the regions or indices whose returns they are targeting. Instead each Fund uses futures, options, and swaps to maintain their equity exposure in their respective markets. The Asian/Pacific Equity Market and European Equity Market Funds may also employ futures and forwards on the currency markets of their respective regions to maintain the relevant market exposure.


When futures contracts are purchased, only a small percentage of the notional value of the contract must be posted as margin. (This percentage is as low as 5% for contracts traded in U.S. markets (which may include certain contracts on Asian and European indices which are traded in the U.S.), is about 15% in Asia, and between 6% to 8% on European exchanges.) No margin is generally required when entering into a swap or option contract. Each of the U.S. Equity Market Plus, Asian/Pacific Equity Market, and European Equity Market Funds therefore commits only a small percentage of its net assets to purchasing the instruments which it uses to capture its equity market risk. With its remaining cash, each Fund will invest in a low duration fixed income strategy substantially similar to that of the Short Fund. Each Fund invests in fixed-income securities and uses related hedging techniques such as interest rate futures, options, floors, caps and swaps to reduce the interest-rate risk of its fixed-income securities to less than two years. The Funds' fixed income securities

(LOGO)

will consist primarily of U.S. Government Securities, including U.S. Agency mortgage-backed securities, but may also include corporate debt securities, and mortgage-backed and other asset-backed securities of non-governmental issuers. The Funds may also engage in loans of portfolio securities, dollar rolls, and reverse repurchase agreements to enhance income and total return. With these fixed-income related investments, each Fund seeks to generate income and gains exceeding the total operating costs of the Fund. The operating costs of the Funds include the transaction and financing costs of entering into the futures, options and swap contracts used to replicate the respective stock market returns. Thus, whether a Fund's total return equals or exceeds the performance of the index or market it targets (the S&P 500 index in the case of the U.S. Equity Market Plus Fund, the Asia/Pacific region in the case of the Asian/Pacific Equity Market Fund, the European region in the case of the European Equity Market Fund) depends largely on whether the total return on the Fund's fixed-income portfolio equals or exceeds the Fund's total operating expenses. Other factors which will impact the success of the Funds' strategies relate to how well the returns of the futures, swaps and options chosen by the Adviser as the Fund's investments correlate to the markets tracked, as described below and in "Other Investment Practices and Risk Considerations." Each Fund has also applied for an exemptive order with the SEC which would permit the Fund to invest in the Short Fund for purposes of pursuing its short duration fixed income strategy. There is no assurance that such an order will be granted.


When futures contracts and/or swap contracts are, in the judgment of the Adviser, overpriced relative to the common stocks of the index or market being tracked, a Fund may invest directly in the common stocks represented by the index or in the region being tracked. The Fund will not own all issues, but will attempt to purchase a basket of common stocks which the Adviser expects will, on average, match movements in the index or market being tracked. Subject to limits on the Fund's investments in other investment companies, a Fund may also invest in other mutual funds. To the extent that the Fund purchases interests in other investment companies, shareholders of the Fund may be subject to a layering of expenses because they may indirectly bear a proportionate share of the expenses of such investment companies (including advisory fees) in addition to bearing the direct expenses of the Fund in which they have invested.


Each Fund's opportunity for gain or loss may be greater than if the Fund invested directly in the stocks represented by the relevant market or index because the notional value of the financial instruments utilized may not match exactly a Fund's net assets. For example, in the U.S. Equity Market Plus Fund, the total net notional amount of the Fund's equity swap contracts, S&P 500 Index futures contracts, plus the market value of any common stocks owned may be more or less than the Fund's total net assets. (Under normal market conditions, each Fund expects that such variations in its exposure to the relevant index or regions will be up to 5% more or less than the Fund's net assets.) For the Asian/Pacific Equity Market and European Equity Market Funds, there are no futures traded which match exactly the stock market capitalization of the Asian/Pacific or European regions. As a result, the Asian/Pacific
Equity Market and European Equity Market Funds will utilize a composite of the futures traded in these regions. Futures contracts may not be available to trade in all countries making up a region, or a Fund may not be able to match exactly the weighting of a country's market capitalization in a region due to size limitations on the notional amount of the futures being purchased. Due to the lower correlation of the selected country or region futures with the return of the region in total, this circumstance may magnify the "tracking error" of a Fund's performance.


In addition to the risks described above, the U.S Equity Market Plus, Asian/Pacific Equity Market Fund, and European Equity Market Funds are all subject to market risk, the possibility that the stocks underlying the equity markets whose returns the Funds are tracking will decline in price over short or long periods. Both U.S. and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.


The manner in which the U.S. Equity Market Plus, Asian/Pacific Equity Market, and European Equity Market Funds achieve their exposure to the equity markets will have the effect of accelerating each Fund's recognition of gain.


The Asian/Pacific Equity Market and European Equity Market Funds invest in foreign markets which can be as, if not more volatile, than U.S. markets. Investment abroad is also influenced by currency risk. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the value of a
14
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                                                                          (LOGO)
Fund's foreign securities. Although the Funds will enter into currency futures and forwards to maintain the same currency exposure as the markets in which they invest, there is no guarantee that the use of such techniques will be successful. (The risks associated with the use of futures and forwards is explained generally in "Other Investment Practices and Risk Considerations" and in the Statement of Additional Information of the Smith Breeden Trust.) Other risks and considerations relate to the higher transaction costs of trading in foreign securities; lower liquidity which may result in greater price volatility; the possibility of expropriation or confiscatory taxation; adverse change in investment or exchange control regulation; difficulty in obtaining a judgement from a foreign court; political instability; and potential restrictions on the flow of international capital.


Financial Services Fund


The Financial Services Fund seeks capital appreciation. To pursue this goal, the fund will invest at least 65% of its total assets in U.S. and foreign financial services companies. These include banks, thrifts, finance and leasing companies, brokerage, investment banking and advisory firms, real estate related firms and insurance companies. The Fund will generally invest in common stock and in other equity securities such as preferred stock and warrants. The Fund may also engage in other investment practices. See "Other Investment Practices and Risk Considerations."


Because the Financial Services Fund invests in a single sector, its performance is largely dependent on the sector's performance, which may differ from that of the overall stock market. Changing interest rates or deteriorating economic conditions can adversely affect the performance of financial services companies' stocks. The Fund may buy or sell interest rate futures and options to attempt to mitigate the effect of changing interest rates upon the portfolio. However, the use of interest rate futures in such a strategy involves the risk that the price movements of the hedging instrument will not accurately reflect price movements in the securities, so that the hedge will not be fully effective or may result in losses.


The Fund may also buy or sell stock index futures or options on such indices to adjust the risk and return characteristics of the Fund's stock portfolio. If the Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, the use of stock index futures could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may also increase the volatility of the Fund relative to the financial services sector of the stock market. See also "Other Investment Practices and Risk Considerations" and the Statement of Additional Information of the Smith Breeden Trust for a discussion of the use of financial futures and options and their risks.


Financial services companies are subject to extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they charge. Profitability is largely dependent upon the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from the financial difficulties of borrowers can negatively affect the industry. Insurance companies may be subject to severe price competition. Legislation is currently being considered which would reduce the separation between commercial and investment banking businesses. If enacted this could significantly harm the financial services sector and the Fund.


The Fund may purchase securities of foreign financial services companies, which are subject to additional risks. Currency fluctuations can adversely affect the returns on investments held in foreign corporations. Other risks relate to the fact that differences exist in accounting, auditing and financial reporting standards. Political developments may also have an adverse impact. There is also the possibility of changes in investment or exchange control regulations, restrictions on the flow of international capital, and difficulties in pursuing legal remedies against issuers. The Fund will primarily invest in foreign financial securities through American Depository Receipts ("ADRs") which represent shares of a foreign corporation held by a U.S. bank that entitles the holder to all dividends and capital gains. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are still subject to the risks associated with foreign investment generally described above. The Financial Services Fund may hedge against fluctuations in foreign exchange rates by entering into foreign currency forward and futures contracts. For more discussion of these contracts and
                                                                              15
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their risks, see "Other Investment Practices and Risk Considerations" and the
Statement of Additional Information of the Smith Breeden Trust.


Under regulations imposed by the Investment Company Act of 1940 and its rules (the "1940 Act"), the Fund may not purchase more than 10% of the securities of any domestic or foreign insurance company. The Fund may also not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities, unless such investment is limited to not more than 5% of the equity securities or 10% of the debt securities of such company, and such investment represents not more than 5% of the net assets of the Fund.


The Financial Services Fund intends to be a diversified fund, as defined under the 1940 Act, and as such, with respect to 75% of its assets, will not invest more than 5% of its assets in any single issuer, and such 5% holding cannot represent more than a 10% voting interest in the acquired company.


Characteristics and Risks of the Securities in which the Funds May Invest


Subject to the percentage limitations on investment to which each Fund is subject based on their investment objective, and unless stated otherwise, each of the Funds may invest in the following types of securities.


U.S. Government Securities. The U.S. Government Securities in which the Funds may invest include U.S. Treasury Bills, Notes, Bonds, discount notes and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities including, but not limited to, the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). (Other U.S. Government agencies or instrumentalities include Federal Home Loan Banks, Bank for Cooperatives, Farm Credit Banks, Tennessee Valley Authority, Federal Financing Bank, Small Business Administration, and Federal Agricultural Mortgage Corporation.) Mortgage-backed securities are explained more fully below.


Corporate Debt Securities. All of the Funds, with the exception of the Short and Intermediate Funds, may invest in corporate debt securities. Corporate Debt Securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. Debt securities issued by smaller and medium sized issuers may be less actively traded than those of larger issuers and may experience greater fluctuations in price. Smaller and medium sized issuers may be less seasoned, have more limited product lines, markets, financial resources and management depth, and therefore be more susceptible to adverse market conditions than larger issuers.


Convertible Securities. All of the Funds, with the exception of the Short and Intermediate Funds, may invest in convertible securities. A convertible security is a fixed income equity security that may be converted into a prescribed amount of common stock at a specified formula. A convertible security entitles the owner to receive interest until the security matures or is converted. Convertibles have several unique investment characteristics such as: (a) higher yields than common stocks but lower yields than straight debt securities; (b) lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics; and (c) potential for capital appreciation if the market price of the underlying securities increases.


Mortgage-Backed and Other Asset-Backed Securities. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are collateralized by and payable from, mortgage loans secured by real property.
The term "mortgage-backed securities," as used herein, includes adjustable-rate mortgage securities, fixed-rate mortgage securities, and derivative mortgage products such as collateralized mortgage obligations, including residuals, stripped mortgage-backed securities and other instruments. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include, but are not limited to, pools of automobile loans, educational loans and credit card receivables. These securities are described in detail below and in the Statement of Additional Information.
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                                                                          (LOGO)

There are currently three basic types of mortgage-backed securities: (i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC; (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement. Not all securities issued by the U.S. Government or its agencies are backed by the full faith and credit of the United States; some may be backed only by the assets of the particular instrumentality or the ability of the agency to borrow.


The Short and Intermediate Funds may only invest in mortgage-backed securities issued by private originators of, or investors in, mortgage loans issued by private entities that are rated AAA by S&P or Aaa by Moody's Investors Service ("Moody's"), or, if unrated, determined by the Adviser to be of comparable quality. The Short and Intermediate Funds will not pay any additional fees for credit support and will not invest in private mortgage pass-through securities unless they are rated AAA by S&P or Aaa by Moody's, or are unrated but deemed to be of comparable credit quality by the Adviser. In addition, the Short and Intermediate Funds will only purchase mortgage-backed securities which constitute "Mortgage Related Securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.


The Funds will not purchase privately-issued mortgage-backed securities or Collateralized Mortgage Backed Obligations ("CMOs") collateralized by interests in whole mortgage loans (not guaranteed by GNMA, FNMA or FHLMC) if the securities of any one issuer would exceed 10% of any Fund's assets at the time of purchase. The Funds will not purchase privately-issued mortgage-backed securities or CMOs collateralized by U.S. Government agency mortgage-backed securities if the securities of any one issuer would exceed 20% of any Fund's assets at the time or purchase.


The U.S. Equity Market Plus, European Equity Market and Asian/Pacific Equity Market Funds' investments in mortgage-backed and other asset-backed securities will be rated at least A by Moody's or S&P.


Mortgage-backed and asset-backed securities have yield and maturity characteristics corresponding to their underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed and asset-backed securities include both interest and a partial payment of principal. This partial payment of principal may be comprised of a scheduled principal payment as well as an unscheduled payment from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. As a result of these unscheduled payments of principal, or prepayments on the underlying securities, the price and yield of mortgage-backed securities can be adversely affected. For example, during periods of declining interest rates, prepayments can be expected to accelerate, and the Funds would be required to reinvest the proceeds at the lower interest rates then available. Prepayments of mortgages which underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation is prepaid. In addition, like other interest-bearing securities, the values of mortgage-backed securities generally fall when interest rates rise, but when interest rates fall, their potential for capital appreciation is limited due to the existence of the prepayment feature. In order to hedge against possible prepayment, the Funds may purchase certain options and options on futures contracts as described more fully in "Other Investment Practices and Risk Considerations" and the Statements of Additional Information.


Adjustable-Rate Securities. Adjustable-rate securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable-rate securities are backed by pools of mortgage loans. The Short and Intermediate Funds will only invest in adjustable-rate securities backed by pools of mortgage loans ("ARMs"). The Fixed Income Segments of the U.S. Equity Market Plus, Asian/Pacific Equity Market, and European Equity Market Funds may also invest in adjustable-rate securities backed by assets other than mortgage pools.


Although the rate adjustment feature may act as a buffer to reduce large changes in the value of adjustable-rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in


                                                                              17
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the interest rate on adjustable-rate securities may lag changes in prevailing market interest rates. Also, some adjustable-rate securities (or the underlying mortgages or other underlying loans or receivables) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the resetting of interest rates, adjustable-rate securities are less likely than non-adjustable-rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. Adjustable-rate securities are also subject to the prepayment risks associated generally with mortgage-backed securities.


Credit Risk. While certain U.S. Government securities such as U.S. Treasury obligations and GNMAs are backed by the full faith and credit of the U.S. Government, other fixed-income securities in which the Funds may invest are subject to varying degrees of risk of default. These risk factors include the creditworthiness of the issuer and, in the case of mortgage-backed and asset-backed securities, the ability of the mortgagor or other borrower to meet its obligations. The Short and Intermediate Funds will seek to minimize this credit risk by investing in securities of the highest credit quality, while the U.S. Equity Market Plus, European Equity Market and Asian/Pacific Equity Market Funds will seek to minimize this risk of default by investing in securities of at least investment grade, except that its investment in mortgage-backed securities will be rated at least A. The High Yield Bond Fund will invest in securities of below investment grade.


Debt obligations that are deemed investment grade carry a rating of at least Baa from Moody's or BBB from Standard and Poor's, or a comparable rating agency from another rating agency or, if not rated by an agency, are determined by the Adviser to be of comparable quality. Bonds rated BBB or Baa or below (and unrated bonds of comparable quality) have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity of the issuer to make interest and principal payments.


Other Mortgage Backed Securities and Fixed Income Investments. The Funds may also invest in other types of mortgage-backed and fixed income securities including Collateralized Mortgage Obligations, Stripped Securities, and zero coupon bonds. These types of securities, including their risks, are described in detail in the Statements of Additional Information. New financial instruments and securities continue to be developed. The Funds may invest in any such instruments or variations to the extent consistent with their investment objectives and policies and applicable regulatory requirements.


              OTHER INVESTMENT PRACTICES AND RISK CONSIDERATIONS


The Statement of Additional Information for each Fund contains more detailed information about the following practices, including limitations designed to reduce the related risks.


Adjusting Investment and Interest Rate Risk Exposure. A Fund can use various techniques to increase or decrease its exposure to changing security prices and indices, currency exchange rates, interest rates or other factors that affect security value, or to employ temporary substitutes for anticipated future transactions. These techniques include buying or selling financial futures contracts, purchasing call or put options, or selling covered call options on such futures or entering into currency exchange contracts or swap agreements. Any or all of these techniques may be used at one time, except that only the Asian/Pacific Equity Market, European Equity Market, and Financial Services Funds may enter into currency exchange futures, forward or swap contracts. Use of any particular transaction is a function of market conditions. There is no overall limitation on the percentage of a Fund's assets which may be subject to a hedge position.


Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the two parties are generally calculated with respect to a "notional amount", i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap


18
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                                                                          (LOGO)

agreements are currently considered illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


Options and futures transactions involve costs and may result in losses. The losses from investing in futures transactions are potentially unlimited. In addition, the effective use of options and futures strategies depends on a Fund's ability to terminate options and futures positions at times when the Adviser deems it desirable to do so. This ability to terminate positions when the Adviser deems it desirable to do so may be hindered by the lack of a liquid secondary market. Although a Fund will take an options or futures contract position only if the Adviser believes there is a liquid secondary market for the option or futures contract, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.


The use of options and futures strategies also involves the risk of imperfect correlation between movements in the values of the securities underlying the futures and options purchased and sold by a Fund, of the option and futures contract itself, and of the securities which are the subject of a hedge. For example, a Fund bears the risk that prices of hedged securities will not move to the same degree as the hedging instrument, or that price movements in the hedging instrument will not accurately reflect price movements in the security underlying the hedging instrument. It is also possible for a Fund to incur a loss on both the hedged securities and the hedging instrument. In the case of the Funds other than the Financial Services and High Yield Bond Funds, this means that a Fund may not achieve, and may at times exceed, its targeted option-adjusted duration or the return of the market it tracks.


Option-adjusted duration is a measure of the price sensitivity of a portfolio to changes in interest rates. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas option-adjusted duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates. Each year of duration represents an approximate 1% change in price for a 1% change in interest rates. For example, if a bond fund has an average option-adjusted duration of three years, its price will fall approximately 3% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise approximately 3% when interest rates fall by one percentage point. In computing the duration of a Fund's portfolio, the Adviser will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of changes in interest rates on prepayments and coupon flows.


At times, a Fund may sell interest rate futures in a different dollar amount than the dollar amount of securities being hedged, depending on the expected relationship between the volatility of the prices of such securities and the volatility of the futures contracts, based on duration calculations by the Adviser. If the actual price movements of the securities and futures are inconsistent with the Adviser's estimates of their durations, the hedge may not be effective.


A Fund will not maintain open short positions in interest rate futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its fixed income securities portfolio plus or minus the unrealized gain or loss on these open positions, adjusted for the expected volatility relationship between the portfolio and the futures contracts based on duration calculations. If this limitation should be exceeded at any time, a Fund will take prompt action to close out the appropriate number of open contracts to bring its open futures position into compliance with this limitation.


The Short and Intermediate Funds will not purchase a put or call option on U.S. Government Securities or mortgage-backed securities if, as a result of such purchase, more than 10% of its total assets would be


                                                                              19
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invested in such options. The Short and Intermediate Funds will engage in OTC option transactions only with primary U.S. Government Securities dealers recognized by the Federal Reserve Bank of New York. The Short and Intermediate Funds will also not sell options which are not covered.


In accordance with regulations established by the Commodity Futures Trading Commission, each Funds' aggregate initial margin and premiums on all futures and options contract positions not held for bona fide hedging purposes, will not exceed 5% of a Fund's net assets, after taking into account unrealized profits and losses on such contracts. In addition to margin deposits, when a Fund purchases a futures contract, it is required to maintain at all times liquid securities in a segregated account with its Custodian, in an amount which, together with the initial margin deposit on the futures contract, is equal to the current delivery or cash settlement value of the futures contract. The Funds' ability to engage in options and futures transactions and to sell related securities might also be limited by tax considerations and by certain regulatory requirements. See "Taxes" in the relevant Statement of Additional Information.


Securities Lending, Repurchase Agreements and Forward Commitments. The Funds may lend portfolio securities to broker-dealers and may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Funds if the other party should default on its obligations and a Fund is delayed in or prevented from recovering the collateral. None of the Funds will lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the total asset value (including such loans). The Funds will only enter into repurchase agreements with or lend securities to (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided such banks or dealers meet the creditworthiness standards established by the Board of Trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Board of Trustees.


The Funds may also purchase securities for future delivery, which may increase overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of liquid securities equal to at least 100% of the value of the when-issued or forward commitment securities will be established and maintained with the Funds' custodian. Subject to this requirement, the Funds may purchase securities on such basis without limit. Settlements in the ordinary course, which may be substantially more than three business days for mortgage-backed securities, are not treated as when-issued or forward commitment transactions, and are not subject to the foregoing limitations, although some of the risks described above may exist.


Reverse Repurchase Agreements, Dollar Roll Agreements and Borrowing. The Funds may enter into reverse repurchase agreements or dollar roll agreements with commercial banks and registered broker-dealers in amounts up to 33 1/3% of their assets. The Short and Intermediate Funds may only enter into these transactions with commercial banks and registered broker-dealers which are also Qualified Institutions. The Statement of Additional Information for each Trust contains a more detailed explanation of these practices. Reverse repurchase agreements and dollar rolls are considered borrowings by a Fund and require segregation of assets with a Fund's custodian in an amount equal to the Fund's obligations pending completion of such transactions. Each Fund may also borrow money from banks in an amount up to 33 1/3% of a Fund's total assets to realize investment opportunities, for extraordinary or emergency purposes, or for the clearance of transactions. Borrowing from banks usually involves certain transaction and ongoing costs and may require a Fund to maintain minimum bank account balances. Use of these borrowing techniques to purchase securities is a speculative practice known as "leverage." Depending on whether the performance of the investments purchased with borrowed funds is sufficient to meet the costs of borrowing, a Fund's net asset value per share will increase or decrease, as the case may be, more rapidly than if the Fund did not employ leverage.


Short Sales. The Funds may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. All of the Funds, except the Financial Services and High Yield Bond Funds, expect to engage in short sales as a form of hedging in order to shorten the overall duration of the portfolio and maintain portfolio flexibility. The Financial Services and High Yield Bond Funds may make short sales of securities to reduce the risk of the


20
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                                                                          (LOGO)

portfolio to the market or to increase return. While a short sale may act as effective hedge to reduce the market or interest rate risk of a portfolio, it may also result in losses which can reduce the portfolio's total return.


When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon completion of the transaction. A Fund may have to pay a fee to borrow particular securities, and is often obligated to relinquish any payments received on such borrowed securities.


Until a Fund replaces a borrowed security, it will maintain daily a segregated account with its custodian into which it will deposit liquid securities such that the amount deposited in the account plus any amount deposited with the broker as collateral will equal the current value of the security sold short. Depending on arrangements made with the broker, a Fund may not receive any payments (including interest) on collateral deposited with the broker. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Although a Fund's gain is limited to the amount at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold.


A Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold exceeds 25% of the value of the Fund's total net assets. A Fund may also effect short sales where the Fund owns, or has the right to acquire at no additional cost, the identical security (a technique known as a short sale "against the box"). Such transactions might accelerate the recognition of gain. See "Taxes" in the relevant Statement of Additional Information.


Illiquid Securities. A Fund may invest up to 15% of its net assets in illiquid securities. The term illiquid securities for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business. The SEC staff takes the position that this includes non-terminable repurchase agreements having maturities of more than seven days.


The High Yield Bond, U.S. Equity Market Plus, Asian/Pacific Equity Market, European Equity Market, and Financial Services Funds may invest in restricted securities, which represent securities that can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in registered public offering. Restricted securities deemed to be liquid under procedures established by the Board are not subject to the limitations on illiquid securities.


The determination of whether certain IO/PO Strips issued by the U.S. Government and backed by fixed-rate mortgages or any other securities in which a Fund desires to invest are liquid shall be made by the Adviser under guidelines established by the Trustees in accordance with applicable pronouncements of the SEC. At present, all other IO/PO Strips, other residual interests of CMOs and OTC options are treated as illiquid securities. The SEC staff also currently takes the position that the interest rate swaps, caps and floors discussed in the Statements of Additional Information, as well as equity swap contracts and reverse equity swap contracts, are illiquid.


Portfolio Turnover. The Adviser buys and sells securities for a Fund whenever it believes it is appropriate to do so. The portfolio turnover rate for each Fund's previous fiscal periods is shown in the table under the heading "Financial Highlights". The Adviser expects that for the High Yield Bond, Asian/Pacific Equity Market and European Equity Market Funds, the portfolio turnover rate will not exceed 500% for the fiscal year.


The portfolio turnover rates reported in the "Financial Highlights" for the Short, Intermediate, and U.S. Equity Market Plus Funds for the fiscal year ended March 31, 1998 were relatively high. In addition, the Adviser anticipates that the portfolio turnover rate for the High Yield Bond, Asian/Pacific Equity Market, and European Equity Market Funds will also be relatively high. Because of their relatively frequent trading, the Funds will realize taxable capital gains frequently which must be distributed yearly to shareholders. To the extent these gains are short-term capital gains, such gains are generally taxed at ordinary income tax rates.


                                                                              21
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If a shareholder holds an investment in a fund in something other than a tax-deferred account (e.g. a retirement account), the payment of any taxes will impact a shareholder's net return from holding an investment in a Fund. Portfolio turnover also generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. However, the mortgage securities in which some of the Funds may invest are generally traded on a "net" basis with dealers acting as principals for their own account without a stated commission. The Funds will pay commissions in connection with options and future transactions and, for the High Yield Bond, U.S. Equity Market Plus, Asian/Pacific Equity Market, European Equity Market and Financial Services Funds, in relation to any purchase of common stocks or other equity securities.



                            MANAGEMENT OF THE FUNDS


Its Board of Trustees manages the business affairs of the Funds. Each of the Funds has entered into an investment advisory agreement with Smith Breeden Associates, Inc., 100 Europa Drive, Chapel Hill, North Carolina, 27514 (the "Investment Advisory Agreements"). Pursuant to such investment advisory agreements, the Adviser furnishes continuous investment advisory services to each of the Funds.


Trustees and Officers


The following is a listing of the Trustees and officers of the Series Fund and Trust, the legal entities that have issued shares in the Funds. Unless otherwise indicated, all of the named individuals serve in their capacities for both the Series Fund and Trust.


Douglas T. Breeden*                 Trustee and Chairman
                                    Portfolio Manager, Financial Services Fund
                                    Portfolio Manager, High Yield Bond Fund


Dr. Breeden, the Chairman of the Board of Smith Breeden Associates, co-founded the firm in 1982. In conjunction with Michael J. Giarla and Robert B. Perry, he is responsible for the day-to-day operations of the Financial Services Fund, and in conjunction with David A. Tiberii, he is responsible for the day-to-day operations of the High Yield Bond Fund. Dr. Breeden has served on business school faculties at Duke University, Stanford University and the University of Chicago, and as a visiting professor at Yale University and at the Massachusetts Institute of Technology. He is the Editor of The Journal of Fixed Income. Dr. Breeden served as Associate Editor for five journals in financial economics, and was elected to the Board of Directors of the American Finance Association. He has published several well-cited articles in finance and economics journals. He holds a Ph.D. in Finance from the Stanford University Graduate School of Business, and a B.S. in Management Science from the Massachusetts Institute of Technology. He serves as Chairman of Harrington Financial Group, the holding company for Harrington Bank, F.S.B., of Richmond, Indiana.


Michael J. Giarla*                  Trustee and President
                                    Portfolio Manager, Financial Services Fund


Mr. Giarla is Chief Operating Officer, President and Director of Smith Breeden Associates. In conjunction with Douglas T. Breeden and Robert B. Perry, he is responsible for the day-to-day operations of the Financial Services Fund. He also serves as a Director of Harrington Financial Group, the holding company for Harrington Bank, F.S.B., of Richmond, Indiana. Formerly Smith Breeden's Director of Research, he was involved in research and programming, particularly in the development and implementation of models to evaluate and hedge mortgage securities. He also consults with institutional clients and conducts special projects. Before joining Smith Breeden Associates, Mr. Giarla was a Summer Associate in Goldman Sachs & Company's Equity Strategy Group in New York. Mr. Giarla has published a number of articles and book chapters regarding MBS investment, risk management and hedging. He served as an Associate Editor of The Journal of Fixed Income from 1991-1993. Mr. Giarla holds a Master of Business Administration with Concentration in Finance from the Stanford University Graduate School of Business, where he was an Arjay Miller Scholar. He earned a Bachelor of Arts in Statistics, summa cum laude, from Harvard University, where


-------------------------
* Interested Person

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                                                                          (LOGO)

he was elected to Phi Beta Kappa and was a Harvard Club of Boston Scholar. Mr. Giarla is a Trustee of the Roxbury Latin School, West Roxbury, Massachusetts.


Stephen M. Schaefer            Trustee


Stephen M. Schaefer is the Tokai Bank Professor of Finance at the London Business School. Previously on the Faculty of the Graduate School of Business of Stanford University, he has also taught at the Universities of California (Berkeley), Chicago, British Columbia and Venice. His research interests focus on capital markets and financial regulation. He served on the editorial board of a number of professional journals including, currently, The Journal of Fixed Income, The Review of Derivative Research, and Ricerche Economiche. He consults for a number of leading financial institutions, including the Adviser, and is a former Independent Board Member of the Securities and Futures Authority of Great Britain.


Myron S. Scholes            Trustee


Myron S. Scholes is a Principal in the money management firm Long-Term Capital Management Co. (since 1993). He is the Frank E. Buck Professor of Finance Emeritus at the Graduate School of Business at Stanford University (since
1983). He is a member of the Econometric Society. Professor Scholes was also a Managing Director and co-head of the fixed income derivatives group at Salomon Brothers between 1991-1993. Prior to coming to Stanford University in 1983, Professor Scholes was the Edward Eagle Brown Professor of Finance at the Graduate School of Business, University of Chicago (1974-1983). He served as the Director of the University of Chicago's Center for Research in Security Prices from 1974-1980. Prior to coming to the University of Chicago, Professor Scholes was first an Assistant Professor then an Associate Professor at the Sloan School of Management at M.I.T. from 1968 to 1973. He received his Ph.D. in 1969 from the Graduate School of Business, University of Chicago. He has honorary Doctor of Law degrees from the University of Paris and McMaster University. He is a past president of the American Finance Association (1990).


Dr. Scholes has published numerous articles in academic journals and in professional volumes. He is most noted as the co-originator of the Black-Scholes Options Pricing Model as described in the paper, "The Pricing of Options and Corporate Liabilities," published in the Journal of Political Economy (with Fischer Black, May 1973), for which he was awarded the Nobel Prize in Economic Sciences in 1997. His other papers include such topics as risk-return relationships, the effects of dividend policy on stock prices, and the effects of taxes and tax policy on corporate decision making. His book with Mark Wolfson (Stanford University) "Taxes and Business Strategy: A Planning Approach" was published by Prentice Hall in 1991.


William F. Sharpe            Trustee


William F. Sharpe is the STANCO 25 Professor of Finance at Stanford University's Graduate School of Business. He is best known as one of the developers of the Capital Asset Pricing Model, including the beta and alpha concepts used in risk analysis and performance measurement. He developed the widely used binomial method for the valuation of options and other contingent claims. He also developed the computer algorithm used in many asset allocation procedures, a procedure for estimating the style of an investment manager from its historic returns, and the Sharpe ratio for measuring investment performance. Dr. Sharpe has published articles in a number of professional journals. He has also written six books, including "Portfolio Theory and Capital Markets," (McGraw-Hill,
1970), "Asset Allocation Tools," (Scientific Press, 1987), "Fundamentals of Investments" (with Gordon J. Alexander and Jeffery Bailey, Prentice-Hall, 1993) and "Investments" (with Gordon J. Alexander and Jeffrey Bailey, Prentice-Hall,
1990). Dr. Sharpe is a past President of the American Finance Association. He also served as consultant to a number of corporations and investment organizations. He is Trustee of the Barr Rosenberg mutual funds, a director of Stanford Management Company and the Chairman of the Board of Financial Engines, a company providing electronic portfolio advice. He received the Nobel Prize in Economic Sciences in 1990. 23
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Daniel C. Dektar                 Vice President, Smith Breeden Series Fund
                                 Portfolio Manager, Short and Intermediate Funds


Daniel C. Dektar is a Principal, Executive Vice President, Director of Portfolio Management, and Director of Smith Breeden Associates. Mr. Dektar has been primarily responsible for the day-to-day management of the Short and Intermediate Funds since their commencement of operations in 1992. In December 1997, Timothy D. Rowe joined Mr. Dektar as Co-portfolio Manager of the Intermediate Fund, and shares responsibility for the day-to-day management of that Fund. As head of Smith Breeden Associates' portfolio management group, Mr. Dektar is constantly in touch with developments on Wall Street. He serves as a liaison among the portfolio management, client service, and research groups to ensure accurate analysis and timely execution of portfolio management opportunities. Mr. Dektar consults with institutional clients in the areas of investments and risk management. He made several presentations on mortgage investments and risk management at seminars for institutional investors. Mr. Dektar was an Associate in the Mergers and Acquisitions Group of Montgomery Securities in San Francisco, California and a Financial Analyst in the Investment Banking Division of Morgan Stanley & Co., Incorporated, New York before joining Smith Breeden Associates. He holds a Master of Business Administration with Concentration in Finance from Stanford University Graduate School of Business, where he was an Arjay Miller Scholar. Mr. Dektar received a Bachelor of Science in Business Administration, summa cum laude, from the University of California at Berkeley, where he was University of California Regent's Scholar, was elected to Phi Beta Kappa and Phi Eta Sigma, and won the White Award as the top student in finance.


Timothy D. Rowe                 Vice President, Smith Breeden Series Fund
                                Portfolio Manager, Intermediate Fund


Timothy D. Rowe is a Principal, Director, and Vice President of Smith Breeden Associates. Mr. Rowe, in conjunction with Daniel C. Dektar, is responsible for the day-to-day management of the Intermediate Fund. Mr. Rowe is a senior portfolio manager working primarily with discretionary separate account clients. He implements investment strategies designed to generate portfolio returns superior to the broad investment grade and mortgage market indices. Mr. Rowe joined Smith Breeden in 1988. His prior experience includes three years as Assistant Economist at the Federal Reserve Bank of Richmond, Virginia. While at the Bank, he co-edited the sixth edition of Instruments of the Money Market, and produced research papers for publication in the Bank's Economic Review magazine. He holds a Master of Business Administration with specialization in Finance from the University of Chicago Graduate School of Business, and a Bachelor of Arts in Economics and History from Duke University. He graduated from Duke magna cum laude, earned Class Honors and was a National Merit Scholar.


John B. Sprow                    Vice President, Smith Breeden Trust
                                 Portfolio Manager, U.S. Equity Market Plus
Fund


John B. Sprow is a Principal, Director and Executive Vice President of Smith Breeden Associates. Mr. Sprow has been primarily responsible for the day-to-day management of the U.S. Equity Market Plus Fund from the commencement of its operations in 1992. Mr. Sprow is a senior portfolio manager who works primarily with discretionary pension accounts. In addition to traditional mortgage accounts, he also manages S&P 500 indexed accounts. Prior to directly managing discretionary accounts, Mr. Sprow assisted in the development of the Adviser's models for pricing and hedging mortgage-related securities, risky commercial debt, and forecasting mortgage prepayment behavior. Mr. Sprow came to Smith Breeden Associates from the Fuqua School of Business, Duke University, where he was Research Assistant. Previously, Mr. Sprow was a Research Assistant to the Department Head of the Materials Science Department, Cornell University. He received a Master of Business Administration with Emphasis in Finance from the Fuqua School of Business, Duke University. Mr. Sprow holds a Bachelor of Science in Materials Science and Engineering from Cornell University, where he was awarded the Carpenter Technology Scholarship three successive years.


24
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                                                                          (LOGO)

Robert B. Perry                 Vice President, Smith Breeden Trust
                                Portfolio Manager, Financial Services Fund

Robert B. Perry is a Principal at Smith Breeden Associates, providing hedging and investment advice to Smith Breeden's financial services clients. He is also responsible for calculating marked-to-market values and projected income of institutions, and assesses the effects of interest rate and economic changes. In conjunction with Douglas T. Breeden and Michael J. Giarla, Mr. Perry is responsible for the day-to-day operations of the Financial Services Fund. Prior to joining Smith Breeden, Mr. Perry served as an interest rate risk analyst for Centura Bank, and secretary to the Asset/Liability Management Committee. He has also served as a Director for Community First Financial Group, a multi-bank holding company located in Indianapolis, Indiana. Mr. Perry earned his Bachelor of Arts in Business Administration from North Carolina State University.


David A. Tiberii                Vice President, Smith Breeden Trust
                                Portfolio Manager, High Yield Bond Fund

David A. Tiberii is an Associate at Smith Breeden Associates. In conjunction with Douglas T. Breeden, Mr. Tiberii is responsible for the day-to-day operations of the High Yield Bond Fund. Before joining Smith Breeden Associates, he was an engineering consultant specializing in operational and maintenance issues at nuclear power plants and a submarine officer in the US Navy. He received his Masters of Business Administration with a concentration in Finance from the Fuqua School of Business, Duke University, where he was a Fuqua Scholar. Mr. Tiberii holds a Bachelor of Arts degree in Physics from Holy Cross College and a Chief Nuclear Engineer certification from the US Navy.


William F. Quinn              Vice President, Smith Breeden Trust
                              Portfolio Manager, Asian/Pacific Equity Market and
                              European Equity Market Funds

William F. Quinn is an Executive Vice President and a Director of Smith Breeden Associates. He is a Senior Portfolio Manager, a member of Smith Breeden's Portfolio Management Group (PMG), and the portfolio manager for several discretionary accounts. Mr. Quinn is also involved in the formulation and implementation of investment and risk management policies and procedures as well as clients' strategic plans and business plans. He has completed a number of special projects for both institutional clients and government regulators regarding complex mortgage securities. Mr. Quinn is primarily responsible for the day-to-day operations of the Asian/Pacific Equity Market and European Equity Market Funds. Mr. Quinn joined Smith Breeden after completing his Masters of Science in Management with Concentrations in Finance, MIS and System Dynamics from the Sloan School of Management, Massachusetts Institute of Technology. He earned a Bachelor of Science in Management Science from the Massachusetts Institute of Technology.


Marianthe S. Mewkill            Vice President, Secretary, Treasurer, and
                                Chief Accounting Officer

Marianthe S. Mewkill is a Principal, Vice President and Chief Financial Officer of Smith Breeden Associates. Ms. Mewkill handles financial reporting, budgeting, tax research and planning for the Smith Breeden Mutual Funds and for Smith Breeden Associates, Inc. She ensures compliance with agency regulations and administers the Adviser's internal trading and other policies. She was previously employed as a Controller for the Hunt Alternatives Fund, as an Associate at Goldman Sachs & Co., and as a Senior Auditor at Arthur Andersen & Co. She earned a Master of Business Administration with Concentrations in Finance and Accounting from New York University and graduated from Wellesley College, magna cum laude with a Bachelor of Arts degree in History and French and a Minor in Economics.


St. John M. Kelliher            Assistant Treasurer

St. John M. Kelliher assists in financial administration and portfolio analysis for Smith Breeden Associates and Smith Breeden Mutual Funds. He holds a Bachelor of Arts degree from Trinity College, Dublin, Ireland, and a Master of Arts degree in Philosophy from the University of Illinois at Chicago. He passed the Uniform C.P.A. examination in 1993, and is a candidate for the Chartered Financial Analyst (C.F.A.) designation.


                                                                              25
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Investment Adviser


Smith Breeden Associates, Inc., a registered investment adviser, acts as investment adviser to the Funds. Approximately 62% of the Adviser's voting stock on a fully diluted basis is owned by Douglas T. Breeden, its Chairman. Under its Investment Advisory Agreement with each Fund, the Adviser, subject to the general supervision of the Board of Trustees, manages the Funds' portfolios and provides for the administration of all of the Funds' other affairs. For these services, the Adviser receives a fee, computed daily and payable monthly, at the annual rate of 0.70% of each of the Short, Intermediate, High Yield Bond, U.S. Equity Market Plus, Asian/Pacific Equity Market, and European Equity Market Funds' average daily net assets. The Adviser receives a fee at the rate of 1.50% for its management of the Financial Services Fund. Until August 1, 1999, the Adviser has voluntarily agreed to reduce its compensation, and to the extent necessary absorb other expenses of the Funds, such that the total expenses (exclusive of ordinary brokerage commissions and other investment related expenses, investment transaction taxes and extraordinary expenses) do not exceed 0.78% of the average net assets of the Short Fund, 0.88% of the average net assets for each of the Intermediate Fund and U.S. Equity Market Plus Fund, 0.98% of the net assets for each of the High Yield Bond Fund, Asian/Pacific Equity Market Fund, and European Equity Market Fund, and 1.48% of the average net assets for the Financial Services Fund.


The Adviser places all orders for purchases and sales of the Funds' securities. Subject to seeking the most favorable price and execution available, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers.


Distribution


FPS Broker Services, Inc. (the "Principal Underwriter") acts as distributor for the Funds. Effective on or about January 1, 1999, First Data Broker Services, Inc. (also, the "Principal Underwriter") is expected to become the distributor for the Funds. Shares may also be sold by authorized dealers who have entered into dealer agreements with the Principal Underwriter or the Adviser.


Expenses


Subject to any expense waivers or reimbursements, the Funds pay all of their own expenses, including, without limitation, the cost of preparing and printing their registration statements required under the Securities Act of 1933 and the 1940 Act and any amendments thereto, the expense of registering their shares with the Securities and Exchange Commission and the various states, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, fees paid to directors who are not interested persons of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of their assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents.


                            PRICING OF FUND SHARES


The price you pay when buying a Fund's shares, and the price you receive when selling (redeeming) a Fund's shares, is the net asset value of the shares next determined after receipt of a purchase or redemption request in proper form. No front-end sales charge or commission of any kind is added by the Fund upon a purchase, and no charge is deducted upon redemption. These charges may apply if you purchase or sell shares through certain broker-dealers. The Funds currently charge a $9 fee for each redemption made by wire, and a fee of $8 may be charged when an account is closed. See "How to Redeem Shares."


The per share net asset value of a Fund is determined by dividing the total value of its assets, less its liabilities, by the total number of its shares outstanding at that time. The net asset value is determined as of the close of regular trading (usually at 4:00 p.m. Eastern time) each day that the Adviser and Transfer Agent are open for business and on which there is a sufficient degree of trading in a Fund's securities such that the net asset value of a Fund's shares might be affected. Accordingly, Purchase Applications accepted or redemption requests received in proper form by the Transfer Agent, or other agent designated by the Funds, prior


26
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                                                                          (LOGO)

to the close of regular trading each day that the Adviser and Transfer Agent are open for business, will be confirmed at that day's net asset value. Purchase Applications accepted or redemption requests received in proper form after the close of regular trading by the Transfer Agent, or other agent designated by the Funds, will be confirmed at the net asset value of the following business day.


Foreign securities, futures and options are valued at the last quoted sales price, according to the broadest and most representative market, available at the time a Fund is valued. If events which materially affect the value of an investment occur after the close of the securities and futures markets on which such securities are primarily traded, those investments may be valued by such methods as the Board of Trustees deems in good faith to reflect fair value.


Current holiday schedules indicate that the Funds' net asset values will not be calculated on New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the day following Thanksgiving, Christmas Eve and Christmas Day. The Short, Intermediate and High Yield Bond Funds will also not be priced on Columbus Day and Veterans' Day.


Under procedures approved by the Board of Trustees, a Fund's securities for which market quotations are readily available are valued at current market value provided by a pricing service, bank or broker-dealer experienced in such matters. Short-term investments that will mature in 60 days or less are generally valued at amortized cost, which approximates market value. All other securities and assets are valued at fair market value as determined by following procedures approved by the Board of Trustees.


                            HOW TO PURCHASE SHARES


All of the Funds are no-load, so you may purchase, redeem or exchange shares directly at net asset value without paying a sales charge. Because the Funds' net asset value changes daily, your purchase price will be the next net asset value determined after the Funds' Transfer Agent, or other agent designated by the Funds, receives and accepts your purchase order. See "Pricing of Fund Shares."



                                       Initial Minimum     Additional Minimum
Type of Account                        Investment          Investment
     Regular                           $1,000              $50
     Automatic Investment Plan         None                $50
     Individual Retirement Account     $  250              $50
     Gift to Minors                    $  250              $50

The Funds reserve the right to deduct an annual maintenance fee of $16 from accounts with a value of less than $2,000. It is expected that accounts will be valued on the second Friday in September of each year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts.


Each Fund reserves the right to reject any orders for the purchase of its shares or to limit or suspend, without prior notice, the offering of its shares. The required minimum investments may be waived in the case of qualified retirement plans.


How to Open Your Account by Mail. Please complete the Purchase Application. You can obtain additional copies of the Purchase Application and a copy of the IRA Purchase Application from the Funds by calling 1-800-221-3138.


Your completed Purchase Application should be mailed directly to:


                          Smith Breeden Mutual Funds
                              3200 Horizon Drive
                                P.O. Box 61503
                         King of Prussia, PA 19406-0903

                                                                              27
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All applications must be accompanied by payment in the form of a check or money order made payable to "Smith Breeden Mutual Funds." All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. When a purchase is made by check and a redemption is made shortly thereafter, the Funds will delay the mailing of a redemption check until the purchase check has cleared your bank, which may take up to 15 calendar days from the purchase date. If you contemplate needing access to your investment shortly after purchase, you should purchase the shares by wire as discussed below.


How to Open Your Account by Wire. You may make purchases by direct wire transfers. To ensure proper credit to your account, please call the Funds at 1-800-221-3137 for instructions prior to wiring funds. Funds should be wired through the Federal Reserve System as follows:


                             United Missouri Bank
                           A.B.A. Number 10-10-00695
          For the account of First Data Investor Services Group, Inc.
                         Account Number 98-7037-071-9
                For credit to (identify which Fund to purchase)
               For further credit to: (investor account number)
                        (name or account registration)
                (Social Security or Tax Identification Number)


Following such wire transfer, you must promptly complete a Purchase Application and mail it to the Funds at the following address: Smith Breeden Mutual Funds, 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903. Shares will be redeemed with Federal tax withheld if the Funds do not receive a properly completed and executed Purchase Application.


Telephone Transactions. The privilege to initiate redemption or exchange transactions by telephone is made automatically available to shareholders when opening an account, unless they indicate otherwise by checking the appropriate boxes on the Purchase Application. Each Fund will employ reasonable procedures to ensure that instructions communicated by telephone are genuine. If reasonable procedures are not implemented, the Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, you are liable for any loss due to unauthorized transactions. The Funds reserve the right to refuse a telephone transaction if they believe it is advisable to do so.


If you have any questions, please call the Funds at 1-800-221-3138.


How to Add to Your Account. You may make additional investments by mail or by wire in an amount equal to or greater than $50. When adding to an account by mail, you should send the Funds your check, together with the additional investment form from a recent statement. If this form is unavailable, you should send a signed note giving the full name of the account and the account number. For additional investments made by wire transfer, you should use the wiring instructions listed above. Be sure to include your account number.


Automatic Investment Plan. You may make purchases of shares of each Fund automatically on a regular basis ($50 minimum per transaction). You have two options under the Plan to make investments. One is by automatic payroll deduction. Under this method, you authorize your employer to direct a portion of each paycheck to be invested in the Fund of your choice. Your employer must be using direct deposit to process its payroll in order for you to elect this method. Under the other method, your bank debits a pre-authorized amount from your checking or savings account each month and applies the amount to your investment in Fund shares. In order to have your bank account debited automatically for investment into the Funds, your financial institution must be a member of the Automated Clearing House. No service fee is currently charged by the Funds for participation in either method under the Plan. A $20 fee will be imposed by the Funds if sufficient funds are not available in your bank account, or if your bank account has been closed at the time of the automatic transaction. You may adopt either method under the Plan at the time an account is opened by completing the appropriate section of the Purchase Application. Enclosed with the application are the necessary forms to deliver to your employer to set up the payroll deduction. You may obtain an application


28
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                                                                          (LOGO)

to establish the Automatic Investment Plan after an account is opened by calling the Funds at 1-800-221-3138. In the event you discontinue participation in the Plan, the Funds reserve the right to redeem your Fund account involuntarily, upon sixty days' written notice, if the account's net asset value is $1,000 or less.


Purchasing Shares Through Other Institutions. The Funds have authorized dealers besides the Principal Underwriter to accept on its behalf purchase and redemption orders. If you purchase shares through a program of services offered or administered by one of these broker-dealers, financial institutions, or other service provider, you should read the program materials, including information relating to fees, in addition to this Prospectus. Certain services of a Fund may not be available or may be modified in connection with the program of services provided, and service providers may establish higher minimum investment amounts. The Funds may only accept requests to purchase additional shares into a broker-dealer street name account from the broker-dealer.


Certain broker-dealers, financial institutions, or other service providers that have entered into an agreement with the Adviser or Principal Underwriter may enter purchase and redemption orders on behalf of their customers by phone, with payment to follow within several days as specified in the agreement. These broker-dealers and service providers may designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have effected such purchase or redemption orders at the net asset value next determined after acceptance of the telephone purchase order by the authorized broker or the authorized broker's designee. It is the responsibility of the broker-dealer, financial institution, or other service provider to place the order with the Funds on a timely basis. If payment is not received within the time specified in the agreement, the broker-dealer, financial institution, or other service provider could be held liable for any resulting fees or losses.


Miscellaneous. The Funds will charge a $20 service fee against your account for any check or electronic funds transfer that is returned unpaid. You will also be responsible for any losses suffered by the Funds as a result. In order to relieve you of responsibility for the safekeeping and delivery of stock certificates, the Funds do not currently issue certificates.


                            HOW TO EXCHANGE SHARES


Shares of any Fund may be exchanged for shares of another Fund at any time. This exchange offer is available only in states where shares of such other Fund may be legally sold. You may open a new account, or purchase additional shares in an existing account, by making an exchange from an identically registered Smith Breeden Fund account. A new account will have the same registration as the existing account from which the exchange was made, and is subject to the same initial investment minimums.


Exchanges may be made either in writing or by telephone. Written instructions should be mailed to 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406 and must be signed by all account owners, and accompanied by any properly endorsed outstanding share certificates, if applicable. The telephone exchange is automatically accepted unless checked otherwise. The telephone exchange privilege is available only for uncertificated shares. During periods of drastic economic or market changes, it is possible that exchanges by telephone may be difficult to implement. In this event, shareholders should follow the written exchange procedures. The telephone exchange privilege may be modified or discontinued by the Funds at any time upon a 60-day notice to the shareholders. To exchange by telephone, you must follow the instructions below under "How to Redeem by Telephone."


The Funds will accept exchange orders by telephone or other means of electronic transmission from broker- dealers, financial institutions or other service providers who execute an agreement with the Adviser or Principal Underwriter. It is the responsibility of the broker-dealer, financial institution or other service provider to place the exchange order on a timely basis.


Exchanges are made on the basis of the Funds' relative net asset values. Because the exchange is considered a redemption and purchase of shares, the shareholder may recognize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Additional information regarding

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the possible tax consequences of such an exchange is included under the caption
"Taxes" in the Funds' Statements of Additional Information.


There are differences among the Funds. When exchanging shares, shareholders should be aware that the Funds might have different dividend payment dates. The dividend payment schedules should be checked before exchanging shares. The amount of any accumulated, but unpaid, dividend is included in the net asset value per share.


If you buy shares by check, you may not exchange those shares for up to 15 calendar days to ensure your check has cleared. If you intend to exchange shares soon after their purchase, you should purchase the shares by wire or contact the Funds at 1-800-221-3137 for further information.


The Funds reserve the right to temporarily or permanently terminate, with or without advance notice, the exchange privilege of any investor who makes excessive use of the exchange privilege (e.g., more than four exchanges per calendar year).


Additional documentation may be required for exchange requests if shares are registered in the name of a corporation, partnership or fiduciary. Please contact the Funds for additional information concerning the exchange privilege.



                             HOW TO REDEEM SHARES


You may redeem shares of the Funds at any time. The price at which the shares will be redeemed is the net asset value per share next determined after proper redemption instructions are received by the Transfer Agent or other agent designated by the Funds. See "Pricing of Fund Shares." There are no charges for the redemption of shares, except that a fee of $9 is charged for each wire redemption, and a fee of $8 may be charged when an account is closed. Depending upon the redemption price you receive, you may realize a capital gain or loss for federal income tax purposes.


How to Redeem by Mail to Receive Proceeds by Check. To redeem shares by mail, simply send an unconditional written request to the Funds specifying the number of shares or dollar amount to be redeemed, the name of the Fund, the name(s) on the account registration and the account number. A request for redemption must be signed exactly as the shares are registered. If the amount requested is greater than $25,000, or the proceeds are to be sent to a person other than the recordholder or to a location other than the address of record, each signature must be guaranteed by a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A notary public is not an acceptable guarantor. Guarantees must be signed by an authorized signatory of the bank, trust company, or member firm, and "Signature Guaranteed" must appear with the signature. Additional documentation may be required for the redemption of shares held in corporate, partnership or fiduciary accounts. In case of any questions, please contact the Funds in advance.


A Fund will mail payment for redemption within seven days after receiving proper instructions for redemption. However, the Funds will delay payment for 15 calendar days on redemptions of recent purchases made by check. This allows the Funds to verify that the check used to purchase Fund shares will not be returned due to insufficient funds and is intended to protect the remaining investors from loss.


How to Redeem by Telephone. The redemption of shares by telephone is available automatically unless you elected to refuse this redemption privilege on your Purchase Application. Shares may be redeemed by calling the Funds at 1-800-221-3137. Proceeds redeemed by telephone will be mailed to your address, or wired or credited to your pre-authorized bank account. To establish wire redemption privileges, you must select the appropriate box on the Purchase Application and enclose a voided check.


In order to arrange for telephone redemptions after your account has been opened, or to change the bank account or address designated to receive redemption proceeds, you must send a written request to your Fund. The request must be signed by each registered holder of the account with the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the National Association of


30
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                                                                          (LOGO)

Securities Dealers, Inc. or other eligible guarantor institution. A notary public is not an acceptable guarantor. Further documentation as provided above may be requested from corporations, executors, administrators, trustees and guardians.


Payment of the redemption proceeds for Fund shares redeemed by telephone where you request wire payment will normally be made in federal funds on the next business day. The Funds reserve the right to delay payment for a period of up to seven days after receipt of the redemption request. There is currently a $9 fee for each wire redemption, which will be deducted from your account.


The Funds reserve the right to charge an $8 fee when an account is closed.


The Funds reserve the right to refuse a telephone redemption or exchange transaction if they believe it is advisable to do so. Procedures for redeeming or exchanging shares of the Funds by telephone may be modified or terminated by the Funds at any time. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, the Funds have implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include: requesting verification of certain personal information; recording telephone transactions; confirming transactions in writing; and restricting transmittal of redemption proceeds only to pre-authorized designations. Other procedures may be implemented from time to time. If reasonable procedures are not implemented, the Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, you are liable for any loss for unauthorized transactions.


You should be aware that during periods of substantial economic or market change, telephone or wire redemptions may be difficult to implement. If you are unable to contact the Funds by telephone, you may also redeem shares by delivering or mailing the redemption request to: Smith Breeden Mutual Funds, 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903.


The Funds reserve the right to suspend or postpone redemptions during any period when trading on the New York Stock Exchange ("Exchange") is restricted as determined by the Securities and Exchange Commission ("SEC"), or the Exchange is closed for other than customary weekend and holiday closing; the SEC has by order permitted such suspension; or an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.


Due to the relatively high cost of maintaining small accounts, if your account balance falls below $1000 as a result of a redemption or exchange, or if you discontinue the Automatic Investment Plan before your account balance reaches $1000, you may be given a 60-day notice to bring your balance to $1000 or reactivate an Automatic Investment Plan. If this requirement is not met, your account may be closed and the proceeds sent to you.


Check Writing. In addition to telephone and written redemption requests, the Short Fund offers redemption through check writing. Shareholders electing this option will receive checks that may be used like personal or business checks. Checks are not ordered to be mailed to the shareholder until 15 days after the account is opened, if the account is opened by check by the shareholder. This allows the Fund to verify that the check used to open the account will not be returned due to insufficient funds. There is no limit on the number of checks you may write. Checks must be written for at least $100. There is a $30 fee for returned checks. Because dividends declared on shares held in a shareholder's account, prior redemptions, and possible changes in net asset value may cause the value of the account to change, shareholders should not write a check for the entire value of the account or close the account by writing a check.


In using the check writing privilege, shareholders bear the responsibility of ensuring that the check amount does not exceed the value of their account on the day the check is presented to the Transfer Agent for payment. The day the check is presented for payment is the day the redemption of Fund shares takes place. If insufficient shares are in the account, the check will be returned and no shares will be redeemed. The clearing agent for the check writing facility is United Missouri Bank. Shareholders utilizing check writing are subject to United Missouri Bank's rules governing checking accounts. However, this check writing facility is


                                                                              31
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purely a means to redeem Fund shares. No facilities characteristic of bank accounts, such as deposit insurance, are provided along with the check writing option. Cancelled checks will not be returned to the shareholder. If you need to request a copy of a cancelled check, please contact Shareholder Services for procedures and applicable fees.


If you would like to initiate check writing, please call Shareholder Services at 1-800-221-3137 or check the appropriate box on the Purchase Application.


Systematic Withdrawal Plan. A shareholder may establish a Systematic Withdrawal Plan to receive regular periodic payments from the account. An initial balance of $10,000 is required to establish a Systematic Withdrawal Plan. There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. The minimum amount which the shareholder may withdraw periodically is $100. Capital gain distributions and income dividends to the shareholder's account are received in additional shares at net asset value. Payments are then made from the liquidation of shares at net asset value to meet the specified withdrawals. Liquidation of shares may reduce or possibly exhaust the shares in the shareholder's account, to the extent withdrawals exceed shares earned through dividends and distributions, particularly in the event of a market decline. No payment pursuant to a Systematic Withdrawal Plan will be made if there are insufficient shares on deposit on the date of the scheduled distribution. A subsequent deposit of shares will not result in a payment under the plan retroactive to the distribution date. As with other redemptions, a liquidation to make a withdrawal payment is a sale for federal income tax purposes. The entire Systematic Withdrawal Plan payment cannot be considered as actual yield or income since part of the Plan's payment may be a return of capital.


A Systematic Withdrawal Plan may be terminated upon written notice by the shareholder, or by a Fund on a 30 day written notice, and it will terminate automatically if all shares are liquidated or withdrawn from the account or upon the Fund's receipt of notification of the death or incapacity of the shareholder. Shareholders may change the amount (but not below the specified minimums) and schedule of withdrawal payments, or suspend such payments, by giving written notice to the Transfer Agent at least five business days prior to the next scheduled payment.


                          DIVIDENDS AND DISTRIBUTIONS


The Short, Intermediate and High Yield Bond Funds intend to pay monthly distributions to their shareholders of net investment income. The U.S. Equity Market Plus, Asian/Pacific Equity Market, and European Equity Market Funds each intend to make quarterly distributions of net investment income. All Funds will distribute net realized gains at least annually. The Financial Services Fund will most likely make only this annual distribution of net realized gains, and at this time, will also distribute any net investment income. Each Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax or other tax on undistributed income and gains.


The monthly distributions for the Short Fund's shares are quoted ex-dividend on the business day after record date (the "ex-date"). Record date is usually the first or second business day of the month. If a shareholder elects to reinvest dividends, the date the dividends are reinvested is also the ex-date. Dividends are paid in cash by the Short Fund generally one week after the ex-date.


The Intermediate and High Yield Bond Funds will declare daily dividends for shareholders of record. The Intermediate and High Yield Bond Funds' dividend payable date, and the day that dividends are reinvested for shareholders who have made this election, is the last business day of the month. Shares begin accruing dividends on the business day after federal funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares, and continue to accrue dividends through and including the day the redemption order for the shares is executed. If an investor closes his account, any accrued dividends through and including the day of redemption will be paid as part of the redemption proceeds.


Dividends and capital gains distributions may be declared more or less frequently at the direction of the Trustees. In order to be entitled to a dividend or a distribution, an investor must acquire a Fund's shares on


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or before the record date. Caution should be exercised, however, before purchasing shares immediately prior to a distribution record date. Since the value of a Fund's shares is based directly on the amount of its net assets, rather than on the principle of supply and demand, any distribution of income or capital gain will result in a decrease in the value of its shares equal to the amount of the distribution. While a dividend or capital gain distribution received shortly after purchasing shares represents, in effect, a return of the shareholder's investment, it may be taxable as dividend income or capital gain. You may separately elect to reinvest income dividends and capital gains distributions in shares of a Fund or receive cash as designated on the Purchase Application. You may change your election at any time by sending written notification to your Fund. The election is effective for distributions with a dividend record date on or after the date that the Funds receive notice of the election. If you do not specify an election, all income dividends and capital gains distributions will automatically be reinvested in full and fractional shares of the Fund from which they were paid. Shareholders may also elect to have dividends automatically reinvested in a fund different than the one from which the dividends were paid. A shareholder may write the transfer agent, or complete the appropriate section of the Purchase Application, to designate such an election, but must have already established an account in the other fund. The transfer agent's address is on the back of the Prospectus. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.


                      SHAREHOLDER REPORTS AND INFORMATION

The Funds will provide the following statements and reports:


Confirmation and Account Statements. Quarterly statements will be sent to each shareholder. Additional statements will only be sent if there is a direct purchase or sale or if there is a cash dividend payment. Direct purchases and sales do not include automatic investment plan purchases or systematic withdrawal plan redemptions.


Form 1099. By January 31 of each year, all shareholders will receive Form 1099, which will report the amount and tax status of distributions paid to you by the Funds for the preceding calendar year.


Financial Reports. Financial reports are provided to shareholders semiannually. Annual reports will include audited financial statements. To reduce the Funds' expenses, one copy of each report will be mailed to each Taxpayer
Identification Number even though the investor may have more than one account in a Fund.


Reports to Depository Institutions. Shareholders of the Short or Intermediate Funds who are financial institutions may request receipt of monthly or quarterly reports which provide information about the Short or Intermediate Fund's investments considering regulatory risk-based asset categories.


If you need additional copies of previous statements, you may order statements for the current and preceding year at no charge. Call 1-800-221-3137 to order past statements. If you need information on your account with the Funds or if you wish to submit any applications, redemption requests, inquiries or notifications, please contact: Smith Breeden Mutual Funds, 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903 or call 1-800-221-3137.


                               RETIREMENT PLANS


The Funds have a program under which you may establish an Individual Retirement Account ("IRA") with the Funds and purchase shares through such account. Shareholders wishing to establish an IRA should consult their tax adviser regarding (1) their individual qualifying status and (2) the tax regulations governing these accounts. The minimum initial investment in each Fund for an IRA is $250. There is a $12 annual maintenance fee charged to process an account. This fee is waived for accounts greater than $10,000. You may obtain additional information regarding establishing such an account by calling the Funds at 1-800-221-3138.


The Funds may be used as investment vehicles for established defined contribution plans, including simplified employee, 401(k), 403(b), profit-sharing, money purchase, and simple pension plans ("Retirement Plans"). For details concerning Retirement Plans, please call 1-800-221-3138.


                                                                              33
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                        SERVICE AND DISTRIBUTION PLANS


Each Fund has adopted a Distribution and Services Plan (the "Plans"). The purpose of the Plans is to permit the Adviser to compensate investment dealers and other persons involved in servicing shareholder accounts for services provided and expenses incurred in promoting the sale of shares of the Funds, reducing redemptions, or otherwise maintaining or improving services provided to shareholders by such dealers or other persons. The Plans provide for payments by the Adviser out of its advisory fee to dealers and other persons at an annual rate of up to 0.25% of a Fund's average net assets, subject to the authority of the Trustees to reduce the amount of payments permitted under the Plan or to suspend the Plan for such periods as they may determine. Subject to these limitations, the Adviser shall determine the amount of such payments and the purposes for which they are made.


Any distribution and service related payments made by the Adviser to investment dealers or other persons are subject to the continuation of the Plans, the terms of any related service agreements, and any applicable limits imposed by the National Association of Securities Dealers, Inc.


                                     TAXES


Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code. In each taxable year that a Fund so qualifies, such Fund (but not its shareholders) will be relieved of federal income tax on the part of its net investment income and net capital gain that is distributed to shareholders. Each Fund will distribute at least annually substantially all of the sum of its taxable net investment income, its net tax-exempt income and the excess, if any, of net short-term capital gains over the net long-term capital losses for such year.


All Fund distributions from net investment income (whether paid in cash or reinvested in additional shares) will be taxable to its shareholders as ordinary income, except that any distributions of a Fund's net long-term capital gain will be taxable to its shareholders as long-term capital gain (generally taxed at a 20% rate in the hands of non-corporate shareholders), regardless of how long they have held their Fund shares. Some 1998 distributions of gains realized in 1997 may be subject to tax in the hands of non-corporate shareholders at a 28% tax rate. Each fund provides federal tax information to its shareholders annually about distributions paid during the preceding year.


The use of certain synthetic instruments (including certain futures contracts, foreign currency contracts and options) by the U.S. Equity Market Plus, Asian/Pacific Equity Market, and European Equity Market Funds as a means of achieving equity exposure in each Fund's respective market will require such Funds to mark such instruments to the market annually, a practice which will accelerate the Funds' recognition of gain or loss. With respect to such instruments, 60% of any gain or loss recognized will be treated as long-term capital gain or loss and 40% will be treated as short-term capital gain or loss.


It is not anticipated that any of the Funds' distributions will qualify for either the corporate dividends-received deduction or tax-exempt interest income. Distributions will also probably be subject to state and local taxes, depending on each shareholder's tax situation. While many states grant tax-free status to mutual fund distributions paid from interest income earned from direct obligations of the U.S. Government, none of the Short or Intermediate Fund's distributions are expected to qualify for such tax-free treatment, and only an insignificant amount of the U.S. Equity Market Plus Fund's distributions are expected to so qualify.


The Funds will be required to withhold federal income tax at a rate of 31% ("backup withholding") from distribution payments and redemption and exchange proceeds if you fail to properly complete the Purchase Application, or in certain other situations.


The foregoing is only a summary of some of the important federal tax considerations generally affecting each Fund and its shareholders. See "Taxes" in the relevant Statement of Additional Information for further discussion. There may be other foreign, federal, state or local tax considerations applicable to you as an investor. You therefore are urged to consult your tax adviser regarding any tax-related issues.


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                                                                          (LOGO)

                               CAPITAL STRUCTURE


The Smith Breeden Trust and the Smith Breeden Series Fund are both Massachusetts business trusts. The Trust was organized under an Agreement and Declaration of Trust, dated December 18, 1991. The Series Fund was organized under an Agreement and Declaration of Trust dated October 3, 1991. Copies of both Agreements, which are governed by Massachusetts law, are on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust and the Series Fund have the same Trustees.


The Trustees have the authority to issue shares in an unlimited number of funds of either the Series Fund or Trust. Each such fund's shares may be further divided into classes. The assets and liabilities of each such fund will be separate and distinct. All shares when issued are fully paid, non-assessable and redeemable, and have equal voting, dividend and liquidation rights.


Shareholders of the separate funds of each of the Series Fund or Trust, as the case may be, will vote together in electing the relevant trustees and in certain other matters. Shareholders should be aware that the outcome of the election of trustees and of certain other matters for their trust could be controlled by the shareholders of another fund. The shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of the trustees can elect 100% of the trustees if they choose to do so.


Neither the Series Fund nor the Trust is required to hold annual meetings of its shareholders. However, shareholders of the Series Fund have the right to call a meeting to take certain actions as provided in the Declaration of Trust. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider such actions, the Series Fund has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).


Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both (i) any liability was greater than a Fund's insurance coverage and (ii) a Fund itself was unable to meet its obligations.


TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN AND INDEPENDENT ACCOUNTANTS


First Data Investor Services Group, Inc. (the "Transfer Agent"), 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406, a wholly owned subsidiary of First Data Corporation, which has its principal place of business at 4400 Computer Drive, Westboro, MA, 01581, acts as each Fund's Transfer and Dividend Disbursing Agent. See "Management of the Funds." The Bank of New York acts as the custodian of each Fund's assets. The Bank of New York's address is 48 Wall Street, New York, New York 10286. Neither the Transfer and Dividend Disbursing Agent nor the Custodian has any part in deciding the Funds' investment policies or which securities are to be purchased or sold for the Funds' portfolios. Deloitte & Touche LLP has been selected to serve as independent auditors of the Company.


                               FUND PERFORMANCE


Each Fund may quote the Fund's average annual total and/or aggregate total return for various time periods in advertisements or communications to shareholders. An average annual total return refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over that period, would result in the redeemable value of the investment at the end of the period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. An investor's principal in each Fund and the Fund's return are not guaranteed and will fluctuate according to market conditions. When considering "average" total return figures for periods longer than one year, you should note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. Each Fund also may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Fund for a specific period (again reflecting changes in the Fund's share price and assuming reinvestment of dividends and distributions).


                                                                              35
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The Short, Intermediate, and High Yield Bond Funds may also advertise current yield and distribution rate information. Current yield reflects the income per share earned by a Fund's portfolio investments, and is calculated by dividing a Fund's net investment income per share during a recent 30-day period by a Fund's net asset value on the last day of that period and annualizing the result. The current yield (or "SEC Yield"), which is calculated according to a formula prescribed by the SEC (see the relevant Statement of Additional Information), is not indicative of the dividends or distributions which were or will be paid to a Fund's shareholders. SEC regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed income securities. Dividends or distributions paid to shareholders are reflected in the current distribution rate which may be quoted to shareholders, and may not reflect amortization in the same manner.


A Fund may also compare its performance to that of other mutual funds and to stock and other relevant indices, or to rankings prepared by independent services or industry publications. For example, a Fund's total return may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc., Value Line Mutual Fund Survey and CDA Investment Technologies, Inc. Total return data as reported in such national financial publications as The Wall Street Journal, The New York Times, Investor's Business Daily, USA Today, Barron's, Money and Forbes, as well as in publications of a local or regional nature, may be used in comparing Fund performance.


The Short Fund's total return may also be compared to that of taxable money funds as quoted in Donaghue's Money Fund Report and other suppliers, and to total returns for the six month U.S. Treasury as published by Merrill Lynch or others. The Intermediate Fund's return may be compared to the total return of the Salomon Brothers Mortgage Index, or the total return of intermediate U.S. Treasury Notes as published by various brokerage firms and others. The High Yield Bond Fund's return may be compared to the Merrill Lynch High Yield Master Index or some other high yield bond index as published by a brokerage firm or others. The High Yield Bond Fund's performance may also be compared to the competitive funds average as published by Lipper Analytical Services, Inc.


The U.S. Equity Market Plus Fund's total return may also be compared to the return of the Standard & Poor's 500 Composite Stock Price Index. For purposes of showing the returns of large company stocks versus small company stocks, or to compare returns versus inflation, the U.S. Equity Market Plus Fund's total return may also be compared to the total return of the Nasdaq Composite OTC Index, Nasdaq Industrials Index, Russell 2000 Index, or the Consumer Price Index. The Asian/Pacific Equity Market Fund's total return may be compared to the return of the Morgan Stanley Capital International (MSCI) - Pacific (Free) Index, which consists of common stocks of companies located in Australia, Hong Kong, Japan, Malaysia, New Zealand, and Singapore. The European Equity Market Fund's total return may be compared to the return of the Morgan Stanley Capital International (MSCI) - Europe Index, which is comprised of common stocks of companies located in 15 European countries (Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom). The Financial Services Fund's return may be compared to the S&P 500 Index return, an investment of 80% in the S&P Financial Composite Index and 20% in money market funds, the Keefe, Bruyette & Woods Index, or the average of the mutual funds in the Morningstar Specialty Financial Category. Further information on performance measurement may be found in the relevant Statement of Additional Information.


Performance quotations of a Fund represent the Fund's past performance and should not be considered representative of future results. The investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The methods used to compute a Fund's total return and yield are described in more detail in the relevant Statement of Additional Information.


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                                   APPENDIX

                            Corporate Bond Ratings


Moody's Investors Service, Inc.'s Corporate Bond Ratings. Moody's rating for obligations with an original remaining maturity in excess of one year fall into nine categories. They range from Aaa (highest quality) to C (lowest quality). Moody applies numerical modifiers of 1, 2, or 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


Aaa     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.
        While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa      Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in
        Aaa securities, or fluctuation of protective elements may be of greater amplitude,or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A       Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa     Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba      Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B       Bonds which are rated B generally lack characteristics of the desirable investment.
        Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa     Bonds which are rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

Ca      Bonds which are rated Ca represent obligations which are speculative in a high degree.
        Such issues are often in default or have other marked shortcomings.

C       Bonds that are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


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Standard & Poor's Corporation's Corporate Bond Ratings. Debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA to CCC may be modified by the addition of a plus sign (+) or a minus sign (-) to show relative standing within the major rating categories.


AAA     Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation.
        Capacity to pay interest and repay principal is extremely strong.

AA      Debt rated AA has a very strong capacity to pay interest and repay principal, and differs from AAA issues only in small degree.

A       Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB     Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal interest and repay principal for debt in this capacity than in higher-rated categories.

BB      Debt rated BB has less near-term vulnerability to default than other speculative issues.
        However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned and actual or implied BBB- rating.

B       Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.
        The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC     Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the even of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC      Debt rated CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C       The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI      The rating CI is reserved for income bonds on which no interest is being paid.

D       Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
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